Exhibit 10.1

EXECUTION COPY

RESTRUCTURING SUPPORT AGREEMENT

This RESTRUCTURING SUPPORT AGREEMENT (together with all exhibits attached hereto and in accordance with Section 2 hereof, this “Agreement”), is made and entered into as of September 4, 2014, by and among (i) Education Management Corporation (“Parent”); (ii) Education Management Holdings LLC (“Holdings”); (iii) Education Management LLC (“EM LLC”); (iv) Education Management Finance Corp. (“EDMC Finance” and together with EM LLC, the “Issuers”); (v) certain other subsidiaries of EM LLC party hereto (the “Subsidiary Guarantors” and together with each of the foregoing entities identified in sub-clauses (i) through (iv), the “Companies”); (vi) each of the undersigned Revolving Lenders (as defined in the Credit Agreement referred to below and such undersigned lenders in their capacity as Revolving Lenders, the “Consenting Revolving Lenders”); (vii) each of the undersigned holders of Term Loans (as defined in the Credit Agreement referred to below and such holders in their capacity as holders of Term Loans, the “Consenting Term Lenders” and together with the Consenting Revolving Lenders, the “Consenting Lenders”); (viii) each of the undersigned Lender Counterparties to Swap Agreements (as each such capitalized term is defined in the Credit Agreement referred to below and such undersigned counterparties, the “Consenting Swap Counterparties”); (ix) each of the undersigned holders of Notes (as defined below and such holders in their capacity as such, the “Consenting Noteholders” and together with the Consenting Lenders and the Consenting Swap Counterparties, the “Consenting Creditors”); (x) each of the undersigned shareholders of Parent (the “Consenting Shareholders”); and (xi) each person who becomes party hereto as a Permitted Transferee (as defined below) in accordance with Section 4.04 hereof (each of the foregoing parties described in sub-clauses (i) through (xi), the “Parties” and the Consenting Creditors, the Consenting Shareholders and any Permitted Transferees, the “Restructuring Support Parties”).

W I T N E S S E T H:

WHEREAS, Parent, EM LLC, Holdings, the Subsidiary Guarantors party thereto, certain lenders (including the Consenting Lenders) and U.S. Bank National Association, as administrative agent and collateral agent (in such capacities, as successor to BNP Paribas, the “Agent”) are parties to that certain Second Amended and Restated Credit and Guaranty Agreement, dated as of February 13, 2007, as amended and restated as of December 7, 2010 and as will be further amended and restated as of September 5, 2014 (as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, EM LLC is party to Swap Agreements with Lender Counterparties and its obligations in respect of such agreements are guaranteed by the Guarantors and constitute Obligations under the Credit Agreement;

WHEREAS, Parent, the Issuers, the Subsidiary Guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”) are parties to that certain Indenture, dated as of March 5, 2013 (as further amended, restated, supplemented or otherwise modified from time to time, the “Old Indenture”), pursuant to which the Issuers issued Senior Cash Pay/PIK Notes due 2018 (the “Cash Pay/PIK Notes”);

WHEREAS, Parent, the Issuers, the Subsidiary Guarantors party thereto and the Trustee are parties to that certain Indenture, to be dated as of September 5, 2014 (as further amended, restated, supplemented or otherwise modified from time to time, the “New Indenture” and together with the Old Indenture collectively being referred to herein as the “Indentures”), pursuant to which the Issuers issued Senior PIK Toggle Notes due 2018 (the “PIK Notes” and together with the Cash Pay/PIK Notes, the “Notes”); and

WHEREAS, the Companies and the Restructuring Support Parties have agreed to a restructuring of the Companies’ Obligations under the Credit Agreement and its indebtedness under the Indentures (the “Restructuring”), subject to the terms and conditions described herein and the term sheet that is attached hereto as Exhibit A and made a part hereof (the “Term Sheet”).

NOW, THEREFORE, in consideration of the promises and mutual covenants and agreements herein contained and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Party, intending to be legally bound hereby, agrees as follows:

AGREEMENT

Section 1. Agreement Effective Date. This Agreement shall become effective and binding upon each of the Parties as of the date (the “Effective Date”) when each of the following conditions shall have been met: (a) each of (i) the Companies, (ii) Consenting Lenders constituting the Requisite Lenders (as defined in the Credit Agreement), (iii) Consenting Revolving Lenders holding more than 50% of the aggregate Revolving Exposure, (iv) Consenting Noteholders holding more than 50% in principal amount of the Notes and (v) Consenting Shareholders holding not less than 50% of the outstanding shares of common stock of Parent shall have executed and delivered counterpart signature pages of this Agreement to counsel to the other Parties; and (b) subject to the terms of any applicable engagement letter, the Companies shall have paid all outstanding invoices for fees and expenses incurred through the Effective Date for professionals engaged by the Consenting Creditors.

Section 2. Exhibits Incorporated by Reference. The substantive terms and conditions of the Restructuring are set forth in the Term Sheet. Each of the exhibits attached hereto, including the Term Sheet, is expressly incorporated herein and made a part of this Agreement, and all references to this Agreement shall include the exhibits. In the event of any inconsistency between this Agreement (without reference to the exhibits) and the exhibits, this Agreement (without reference to the exhibits) shall govern and, except as otherwise provided herein, neither this Agreement (without reference to the exhibits) nor the exhibits nor any provision hereof or thereof may be modified, amended, waived or supplemented.

Section 3. Definitive Documentation. The agreement of the Parties to consummate the Restructuring shall be subject to the completion of all definitive documentation necessary to effectuate the Restructuring. Subject to Section 4.05 hereof, such documentation shall be consistent with the Term Sheet and otherwise in form and substance reasonably satisfactory to each of (i) the Companies, (ii) the Consenting Creditors and (iii) the Consenting Shareholders; provided, however, that only the Companies and the Consenting Creditors shall have consent rights over any documents to which the Consenting Shareholders are not party.

Section 4. Commitments Regarding the Restructuring. During the period beginning on the Effective Date and ending upon the termination of this Agreement in accordance with Section 7 hereof (such period, the “Effective Period”):

4.01. Commitment of the Consenting Creditors. Each of the Consenting Creditors, in the case of sub-clause (a) and (b) of this Section 4.01, each of the Consenting Lenders, in the case of sub-clause (c) of this Section 4.01, and each of the Consenting Noteholders in the case of sub-clause (d) of this Section 4.01, agrees:

(a) it shall take (and shall cause its representatives, agents and employees to take) such steps as are reasonably necessary to support and consummate the Restructuring within the timeframe contemplated herein, including, without limitation, (i) negotiating in good faith and, in accordance with Section 3 and Section 4.05 hereof, executing and delivering the definitive agreements and other documents and instruments contemplated by the Term Sheet; (ii) timely exercising any voting, consent or approval rights under the Credit Agreement, the Indentures or otherwise to accept, consent to, approve and/or authorize the Restructuring and directing the Agent, Trustee or other party, as applicable, to take such actions necessary to support the consummation of the Restructuring; (iii) timely consenting to the treatment of its claims as set forth in the Term Sheet; (iv) not changing, withholding, revoking, qualifying or withdrawing (or causing to be changed, withheld, revoked, qualified or withdrawn) such vote or consent in respect of the Restructuring; and (v) in the case of each Consenting Noteholder, tender its Notes into the Exchange Offer (as defined in the Term Sheet);

(b) it shall not take any action that hinders in any material respect the consummation of the Restructuring, including, without limitation, (i) objecting to, challenging, rejecting or opposing or interfering, directly or indirectly, with the approval, acceptance or implementation of the Restructuring; (ii) directly or indirectly soliciting, proposing, voting for or otherwise supporting or approving any sale, proposal or offer of dissolution, winding up, liquidation, reorganization, merger, restructuring or any other transaction involving any of the Companies or their indebtedness other than as contemplated in this Agreement (an “Alternative Transaction”); or (iii) negotiating, entering into, consummating or otherwise participating in any Alternative Transaction or taking any other action, including but not limited to, initiating any legal proceeding, that is materially inconsistent with, or that would prevent or delay consummation of, the Restructuring;

(c) this Agreement shall be deemed as a direction by the Requisite Lenders to the Agent in accordance with Section 9.3 of the Credit Agreement (the “Directions”) (i) to take all actions consistent with this Agreement in accordance with these Directions to support and implement the consummation of the Restructuring and the transactions contemplated by the definitive documents relating thereto, including, without limitation, through an out-of-court restructuring that shall be fully consensual or, subject to Section 4.05, through an intercompany sale (which sale could, but need not be, implemented under Article 9 of the Uniform Commercial Code) (an “Intercompany Sale”) through which Holdings (and/or certain of its intermediate holding company subsidiaries) would be replaced in Parent’s institutions’ ownership tree by a newly formed, wholly owned subsidiary of Parent and all of the Companies’ educational institutions would remain wholly owned, indirect subsidiaries of Parent itself, with no effect on ultimate ownership, governance or control; and (ii) to take or refrain from taking such actions as are set forth in this Section 4.01, consistent with the Consenting Lenders’ obligations set forth herein; and

(d) this Agreement shall be deemed as a direction to the Trustee (in its capacity as such under the New Indenture) by the Consenting Noteholders (i) to take all actions consistent with this Agreement to support and implement the consummation of the Restructuring and the transactions contemplated by the definitive documents relating thereto, including, without limitation, through an out-of-court restructuring that shall be fully consensual or through an Intercompany Sale through which Holdings (and/or certain of its intermediate holding company subsidiaries) would be replaced in Parent’s institutions’ ownership tree by a newly formed, wholly owned subsidiary of Parent and all of the Companies’ educational institutions would remain wholly owned, indirect subsidiaries of the Parent itself, with no effect on ultimate ownership, governance or control; (ii) to take or refrain from taking such actions as are set forth in this Section 4, consistent with the Consenting Noteholders’ obligations set forth herein; and (iii) to use all authority under the New Indenture to bind all Holders of the PIK Notes party thereto to the Restructuring and any definitive documents relating thereto.

4.02. Commitment of the Consenting Shareholders. Each of the Consenting Shareholders agrees:

(a) it shall take (and shall cause its representatives, agents and employees to take) such steps as are reasonably necessary to support and consummate the Restructuring within the timeframe contemplated herein, including, without limitation, (i) negotiating in good faith and, in accordance with Section 3 and Section 4.05 hereof, executing and delivering the definitive agreements and other documents and instruments contemplated by the Term Sheet; (ii) timely exercising any voting, consent or approval rights under any shareholder agreements, governing documents or otherwise to accept, consent to, approve and/or authorize the Restructuring, including, without limitation, voting in favor of any amendment to the corporate charter or other organizational document of Parent necessary to increase the authorized and outstanding shares of common stock of Parent in an amount sufficient to consummate the Restructuring; and (iii) not changing, withholding, revoking, qualifying or withdrawing (or causing to be changed, withheld, revoked, qualified or withdrawn) such vote or consent in respect of the Restructuring; and

(b) it shall not take any action that hinders in any material respect the consummation of the Restructuring, including, without limitation, (i) objecting to, challenging, rejecting or opposing or interfering, directly or indirectly, with the approval, acceptance or implementation of the Restructuring; (ii) directly or indirectly soliciting, proposing, voting for or otherwise supporting or approving any Alternative Transaction; or (iii) negotiating, entering into, consummating or otherwise participating in any Alternative Transaction or taking any other action, including but not limited to, initiating any legal proceeding, that is materially inconsistent with, or that would prevent or delay consummation of, the Restructuring.

4.03. Commitment of the Companies. Each of the Companies agrees:

(a) it shall take (and shall cause its affiliates, and their respective representatives, agents and employees to take) such steps as are reasonably necessary to support and consummate the Restructuring within the timeframe contemplated herein, including, without limitation, (i) negotiating in good faith and, in accordance with Section 3 and Section 4.05 hereof, executing and delivering the definitive agreements and other documents and instruments contemplated by the Term Sheet; and (ii) obtaining any and all required regulatory and/or third-party approvals for the Restructuring, including, without limitation, approvals from the regulators identified on Schedule 1 hereto (the “Scheduled Regulators”). The approvals of the Scheduled Regulators, solely to the extent necessary for the Restructuring Effective Date (as defined in the Term Sheet) to occur, and excluding approvals for the Change of Control (as defined in the Term Sheet and which may require approval from additional regulators beyond the Schedule Regulators) attendant to subsequent conversion of the preferred equity interests to be issued on the Restructuring Effective Date, are referred to herein as the “Threshold Approvals”;

(b) subject to sub-clause (c) of this Section 4.03, it shall not take any action that hinders in any material respect the consummation of the Restructuring, including, without limitation, (i) objecting to, challenging, rejecting or opposing or interfering, directly or indirectly, with the approval, acceptance or implementation of the Restructuring or (ii) taking any other action, including but not limited to, initiating any legal proceeding, that is materially inconsistent with, or that would prevent or delay consummation of, the Restructuring; and

(c) if it receives a written proposal or expression of interest regarding an Alternative Transaction, it shall promptly notify counsel to each of the Consenting Creditors of the receipt of any such proposal or expression of interest, with such notice to include the material terms thereof, and shall not enter into any confidentiality agreement with a party proposing an Alternative Transaction unless such party consents to identifying and providing to counsel to the Consenting Creditors the information contemplated under this Section 4.03(c). Notwithstanding anything to the contrary herein, nothing in this Agreement shall require the board of directors, board of managers or similar governing body of any Company to take any action, or to refrain from taking any action, with respect to the Restructuring to the extent such board of directors, board of managers or similar governing body determines, based on the advice of counsel, that taking such action, or refraining from taking such action, as applicable, is required to comply with applicable law or its fiduciary obligations under applicable law. The Companies shall also promptly notify counsel to each of the Consenting Creditors of any response or counter-proposal made by any of them to any proposed Alternative Transaction, with such notice to include the material terms of such response or counter-proposal.

4.04. Restrictions on Transfers of Subject Claims and Subject Interests.

(a) Except as required by applicable law, each of the Restructuring Support Parties agrees that it shall not sell, use, pledge, assign, transfer, permit the participation in or otherwise dispose of (each, a “Transfer”) any ownership (including any beneficial ownership) in any Subject Claims (as defined below) and any Subject Interests (as defined below) to a transferee that is not a Restructuring Support Party in respect of the type of Subject Claim or Subject Interest so transferred unless the intended transferee executes and promptly delivers to each counsel identified in Section 9.14 below a transfer agreement in the form attached hereto as Exhibit B (a “Transfer Agreement”), in which case such Transfer shall be effective on the date of the delivery of such Transfer Agreement and shall be a “Permitted Transfer” and the transferee of such Permitted Transfer shall be a “Permitted Transferee”. The Companies shall promptly acknowledge any such Transfer Agreement in writing and provide a copy of that acknowledgement to the transferor; provided, however, that any failure by the Companies to acknowledge such Transfer Agreement shall not affect the validity or enforceability thereof. By their acknowledgement of the relevant Transfer Agreement, the Companies shall be deemed to have acknowledged that their obligations to the Restructuring Support Parties hereunder shall be deemed to constitute obligations in favor of the relevant transferee as a Restructuring Support Party hereunder. Any Transfer of any Subject Claim or any Subject Interest by a Restructuring Support Party that does not comply with the procedure set forth in the preceding sentence of this Section 4.04(a) shall be deemed void ab initio.

(b) Notwithstanding anything to the contrary herein, a Qualified Marketmaker1 that acquires any of the Subject Claims or the Subject Interests with the purpose and intent of acting as a Qualified Marketmaker for such Subject Claims or such Subject Interests shall not be required to execute and deliver to counsel a Transfer Agreement or otherwise agree to be bound by the terms and conditions set forth in this Agreement if such Qualified Marketmaker effectuates a Transfer of such Subject Claims or such Subject Interests within five (5) business days of its acquisition thereof to a Restructuring Support Party; and to the extent any Restructuring Support Party is acting in its capacity as a Qualified Marketmaker with respect to Subject Claims or Subject Interests acquired by it from a transferor that is not a Restructuring Support Party, such Restructuring Support Party may Transfer any such Subject Claims or Subject Interests to a transferee that is not a Restructuring Support Party without the requirements that such transferee be or become a Restructuring Support Party.

(c) This Agreement shall in no way be construed to preclude the Restructuring Support Parties from acquiring additional Subject Claims or Subject Interests; provided, however, that (i) any Restructuring Support Party that acquires additional Subject Claims or Subject Interests after the Effective Date shall promptly notify, in writing, each counsel identified in Section 9.13 below of such acquisition (and to the Agent if the Subject Claims are Credit Agreement Claims), including the amount thereof, and (ii) such acquired Subject Claims or Subject Interests shall automatically and immediately upon acquisition by a Restructuring Support Party be deemed subject to the terms of this Agreement (regardless of

[1]

As used herein, the term “Qualified Marketmaker” means an entity that (a) holds itself out to the public or the applicable private markets as standing ready in the ordinary course of business to purchase from customers and sell to customers claims of the Companies (or enter with customers into long and short positions in claims against the Companies), in its capacity as a dealer or market maker in claims against the Companies and (b) is, in fact, regularly in the business of making a market in claims against issuers or borrowers (including debt securities or other debt).

when or whether notice of such acquisition is given to such other Parties). This Agreement shall be binding on each Restructuring Support Party with respect to all Subject Claims and/or Subject Interests held by it, it being understood that each Restructuring Support Party may be party hereto in more than one capacity.

(d) This Section 4.04(d) shall not impose any obligation on any Party to issue any “cleansing letter” or otherwise publicly disclose information for the purpose of enabling any Restructuring Support Party to effectuate a Transfer of any Subject Claims or any Subject Interests. Notwithstanding anything to the contrary herein, to the extent any Company and another Party have entered into a separate agreement with respect to the issuance of a “cleansing letter” or other public disclosure of information in connection with any proposed Restructuring (each such executed agreement, a “Confidentiality Agreement”), the terms of such Confidentiality Agreement shall continue to apply and remain in full force and effect.

(e) Except as expressly set forth in this Section 4.04 or as required by applicable law or regulation or by any applicable governmental or regulatory authority, without the prior written consent of the applicable Consenting Creditor, the Parties shall not (and shall cause each of their legal and financial advisors not to) (i) use the name of any Consenting Creditor or the amount or percentage of any such Consenting Creditor’s Subject Claims in any press release or in any pleading, filing or public disclosure or (ii) otherwise disclose to any person or entity other than legal and financial advisors to the Parties, or, file with any court, (A) the principal amount or percentage of any Subject Claims held by any Consenting Creditor, or any of their respective subsidiaries or affiliates or (B) the identity of any Consenting Creditor; provided, however, that the Companies and each of the Restructuring Support Parties shall be permitted to disclose at any time the aggregate principal amount of (y) the Credit Agreement Claims held by each of (1) the Consenting Revolving Lenders and (2) the Consenting Term Lenders and (z) the Notes held by the Consenting Noteholders; provided, further, that, for the avoidance of doubt, each of the Companies shall be permitted to disclose individual Credit Agreement Claims and Notes holdings and any details with respect to the Restructuring (y) as may be required of it by any federal, state or local regulatory body or agency to which it is required to report in connection with its operations or finances or in connection with the Restructuring or (z) as may otherwise be required by law or regulation.

4.05. Closing; Intercompany Sale. The Parties agree that the Restructuring Effective Date shall occur as promptly as practicable following the satisfaction of the Full Consent Condition (as defined in the Term Sheet) and receipt by the Companies, in the reasonable determination of the Parent, of the Threshold Approvals. If the Full Consent Condition shall not be satisfied upon the date of conclusion of the Exchange Offer, then the Parties shall use reasonable best efforts to, subject to receipt by the Companies, in the reasonable determination of the Parent, of the Threshold Approvals, cause the Restructuring to be consummated through the Intercompany Sale by as promptly as practicable thereafter. The documentation in respect of the Intercompany Sale shall: (a) give substantial effect to all of the terms set forth in the Term Sheet for the benefit of each of the Restructuring Support Parties, without prejudice to or subordination of the claims of any Restructuring Support Party and (b) otherwise be in form and substance reasonably acceptable to the Parent and Consenting Creditors. For purposes of the foregoing clause (b), satisfaction of holders of (i) at least 66 2⁄3% of the aggregate Term Loans held by all Consenting Creditors at such time shall be binding on all Term Loan Lenders, in their capacities as such, (ii) at least 66 2⁄3% of the aggregate Revolving Exposure held by all Consenting Creditors at such time shall be binding on all Revolving Lenders, in their capacities as such and (iii) at least 66 2⁄3% of the aggregate Notes held by all Consenting Creditors at such time shall be binding on all Consenting Holders, in their capacities as such.

4.06. Amendments to Organizational Documents. The Parties will consult on the optimal means and timing to amend the organizational documents of Parent as necessary to implement the Restructuring, taking into account securities law considerations.

Section 5. Representations and Warranties of the Restructuring Support Parties. Each Restructuring Support Party represents and warrants to each other Party, as of the date of this Agreement:

(a) it is the beneficial holder of the (A) Revolving Exposure, (B) Tranche C-2 Term Loan Exposure, (C) Tranche C-3 Term Loan Exposure, (D) claims for the Swap Termination Value (as defined in the Credit Agreement) in respect of Swap Agreements constituting Obligations under the Credit Agreement (the “Swap Exposure” and together with the foregoing sub-clauses (A) through (C), the “Credit Agreement Claims”), (E) Cash Pay/PIK Notes, (F) PIK Notes (together with the foregoing sub-clauses (A) through (E), the “Subject Claims”) and (G) equity interests in Parent (the “Subject Interests”), or is the nominee, investment manager or advisor for beneficial holders of such Subject Claims and such Subject Interests, as reflected in such Restructuring Support Party’s signature block to this Agreement, which amount each Party understands and acknowledges is proprietary and confidential to such Restructuring Support Party;

(b) it has the full power and authority to act on behalf of, vote and consent to matters concerning the Subject Claims and Subject Interests beneficially held by it, or with respect to which it serves as nominee, investment manager or advisor for the applicable beneficial holder;

(c) the Subject Claims and Subject Interests beneficially held by it, or with respect to which it serves as nominee, investment manager or advisor for the applicable beneficial holder, are, to the best of its knowledge, free and clear of any pledge, lien, security interest, charge, claim, equity, option, proxy, voting restriction, right of first refusal or other limitation on disposition, transfer or encumbrances of any kind, that would adversely affect in any way such Restructuring Support Party’s ability to perform any of its obligations under this Agreement at the time such obligations are required to be performed;

(d) (i) it is either (A) a qualified institutional buyer as defined in Rule 144A of Regulation D of the Securities Act of 1933, as amended (the “Securities Act”), (B) an institutional accredited investor (as defined in Rule 501(a)(1), (2), (3), or (7) under the Securities Act) or (C) the foreign equivalent of (A) or (B) above, and (ii) any securities of any Company acquired by the applicable Restructuring Support Party in connection with the Restructuring will have been acquired for investment and not with a view to distribution or resale in violation of the Securities Act;

(e) no consent or approval by any other person or entity is required in order for it to effectuate the Restructuring and perform its obligations under this Agreement; and

(f) as of the date hereof, it has no actual knowledge of any event that, due to any fiduciary or similar duty to any other person or entity, would prevent it from taking any action required of it under this Agreement.

Section 6. Representations and Warranties of All Parties. Each Party represents and warrants to each other Party, as of the date of this Agreement:

6.01. Enforceability. It is validly existing and in good standing under the laws of the state of its organization, and this Agreement is a legal, valid and binding obligation of such Party, enforceable against it in accordance with its terms, except as may be limited by applicable laws relating to or limiting creditors’ rights generally or by equitable principles.

6.02. Power and Authority. Except as expressly provided in this Agreement, it has all requisite power and authority to enter into this Agreement and to effectuate the Restructuring and perform its obligations under this Agreement.

6.03. Authorization. The execution and delivery of this Agreement and the performance of its obligations hereunder have been duly authorized by all necessary action on its part. The Companies further represent and warrant that their boards of directors have approved by all requisite action all of the terms of the Restructuring set forth in the Term Sheet.

6.04. No Conflicts. The execution, delivery and performance by it of this Agreement does not and shall not (a) violate any provision of law, rule or regulation applicable to it or its certificate of incorporation, by-laws or other organizational document or (b) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under, any contractual obligation to which it is a party, which such conflict, breach or default would have a material adverse effect on the Restructuring.

6.05. No Other Agreements, etc. It has not entered into, or agreed to enter into, any agreement, side letter or other arrangement relating to the Restructuring other than as set forth herein.

Section 7. Termination Events.

7.01. Consenting Creditor Termination Events. Upon the occurrence of any of the following events (each, a “Consenting Creditor Termination Event”), this Agreement, in the case of the occurrence of any of the events identified in sub-sections (a) through (g) (other than (c)), may be terminated by the delivery of a written notice in accordance with Section 9.14 hereof to counsel to the Companies and each of the Consenting Shareholders from Consenting Creditors holding (i) at least 66 2⁄3% of the aggregate Subject Claims held by all Consenting Creditors at such time, (ii) at least 66 2⁄3% of the aggregate Credit Agreement Claims held by all Consenting Creditors at such time (such Consenting Creditors, together with the Consenting Creditors in sub-clause (i), the “Requisite Consenting Creditors”) and (iii) at least 66 2⁄3% of the aggregate Revolving Exposure held by all Consenting Creditors at such time, and in the case of the occurrence of any of the events identified in sub-sections (c), (h), (i) and (j), shall automatically terminate, without further action by any Party:

(a) the conversion of the Companies’ existing indebtedness under the Credit Agreement and the New Indenture into the new debt, preferred equity and warrant consideration contemplated under the Term Sheet (the “Exchange”) shall not have occurred within sixty (60) days from the Effective Date;

(b) (i) the Restructuring shall not have been substantially consummated, including, for the avoidance of doubt, the occurrence of the Change of Control contemplated under the Term Sheet, before one (1) year after the date of the Exchange or (ii) any Applicable Regulator (as defined in the Term Sheet) shall have advised the Companies (or any of them) that it will not approve the Change of Control;

(c) any governmental authority, regulatory authority or court of competent jurisdiction shall have issued a ruling, judgment or order either (i) declaring this Agreement or any material portion hereof to be unenforceable and/or (ii) enjoining the consummation of a material portion of the Restructuring, and such ruling, judgment or order shall not have been dismissed or vacated or modified within twenty (20) business days after such entry;

(d) any Company shall have pursued, proposed or otherwise supported an Alternative Transaction;

(e) any Company, any Consenting Creditor or any Consenting Shareholder shall have breached any of its undertakings, representations, warranties or covenants set forth in this Agreement, and such breach (x) shall not have been cured within five (5) business days after receipt of written notice from the Consenting Creditors to such breaching Party and (y) has a material adverse effect on the ability of the Parties to consummate the Restructuring in accordance with this Agreement;

(f) either (i)(x) the loss of accreditation of one or more schools operated by any of the Companies (other than one school previously identified to counsel for the Consenting Term Lenders and counsel to the Consenting Revolving Lenders (the “Excepted Institution”)), (y) the determination by the U.S. Department of Education that one or more of the Companies’ schools no longer qualifies for participation in federal student aid programs under Title IV of the

Higher Education act of 1965, as amended (other than as related to the Excepted Institution’s loss of accreditation), or (z) any other regulatory or legal action, which in the case of any of sub-clauses (x), (y) or (z), whether taken individually or collectively, reasonably can be expected to cause the Companies to suffer a loss of Free Cash Flow2 of no less than $50 million over the following twelve month period; or (ii) the (x) Liquidity Amount (with respect to the September 30, 2014 Testing Date) or (y) the average of the Liquidity Amount for the two most recent Testing Dates (with respect to each Testing Date after September 30, 2014) shall be less than $125,000,000 on any Testing Date3 (as evidenced by a report reasonably calculating the Liquidity Amount to be furnished by Parent to the Consenting Creditors by no later than the 10th business day of the month following the applicable Testing Date);

(g) the Requisite Consenting Shareholders (as defined below) shall have terminated their obligations under the Agreement following a Consenting Shareholder Termination Event;

(h) the Companies, or any of them, shall have (i) voluntarily commenced any proceeding or filed any petition seeking bankruptcy, winding up, dissolution, liquidation, administration, moratorium, reorganization or other relief under any federal, state or foreign bankruptcy, insolvency, administrative receivership or similar law now or hereafter in effect; (ii) consented to the institution of, or failed to contest in a timely and appropriate manner, any involuntary proceeding or petition described above; (iii) filed an answer admitting the material allegations of a petition filed against any of them in any such proceeding; (iv) applied for or consented to the appointment of a receiver, administrator, administrative receiver, trustee, custodian, sequestrator, conservator or similar official for the Companies, or any of them, or for a substantial part of the Companies’ assets; (v) made a general assignment or arrangement for the benefit of creditors (excluding, for the avoidance of doubt, any Intercompany Sale); or (vi) taken any corporate action for the purpose of authorizing any of the foregoing; or

(i) there shall have been entered an order for relief on any involuntary bankruptcy petition filed against the Companies, or any of them, or in connection with any receivership or similar proceeding commenced against the Companies, or any of them, or any material assets of the Companies, or any of them, by a person or entity that is not a Party;

[2]	For purposes of this provision, “Free Cash Flow” means earnings (excluding non-cash items) before interest, taxes, depreciation and amortization, minus capital expenditures.
[3]	For purposes of this provisions, “Liquidity Amount” means, at any date of determination, the sum of (x) the aggregate unutilized revolving loan commitment under the Credit Agreement or New Credit Agreement (as defined in the Term Sheet), as applicable, (y) the aggregate amount of cash and cash equivalents of Parent and its subsidiaries that would not appear as “restricted”, in accordance with GAAP, on the consolidated balance sheet of Parent and its subsidiaries and (z) any additional outstanding receivable from a source of governmental financial aid.

For purposes of this provisions, “Testing Date” means September 30, 2014 and the last day of each calendar month thereafter until the earlier of the termination of this Agreement or the consummation of the Exchange.

(j) the board of directors of Parent shall have determined in good faith, after consultation with legal counsel, that the taking of any action under this Agreement would be inconsistent with its applicable fiduciary obligations;

provided, however, that in determining whether the requisite support of the Consenting Creditors has been received to terminate this Agreement upon the occurrence of a Consenting Creditor Termination Event, the Subject Claims of any Consenting Creditor that has materially breached its representations or obligations under this Agreement, including the obligation to effectuate the Intercompany Sale, shall be excluded.

7.02. Consenting Shareholder Termination Events. Upon the occurrence of any of the following events (each, a “Consenting Shareholder Termination Event”), this Agreement may be terminated with respect to the Consenting Shareholders by the delivery of a written notice in accordance with Section 9.14 hereof to counsel to the Companies and each of the Consenting Creditors from Consenting Shareholders holding not less than 75% of the outstanding shares of common stock of Parent held by all Consenting Shareholders at such time (such Consenting Shareholders, the “Requisite Consenting Shareholders”):

(a) any Company or any Consenting Creditor shall have breached any of its undertakings, representations, warranties or covenants set forth in this Agreement, and such breach (x) shall not have been cured within five (5) business days after receipt of written notice from the Consenting Shareholders to such breaching Party and (y) has a material adverse effect on the ability of the Parties to consummate the Restructuring in accordance with this Agreement;

(b) any governmental authority, regulatory authority or court of competent jurisdiction shall have issued a ruling, judgment or order either (i) declaring this Agreement or any material portion hereof to be unenforceable and/or (ii) enjoining the consummation of a material portion of the Restructuring, and such ruling, judgment or order shall not have been dismissed or vacated or modified within twenty (20) business days after such entry; or

(c) the Companies, or any of them, shall have (i) voluntarily commenced any proceeding or filed any petition seeking bankruptcy, winding up, dissolution, liquidation, administration, moratorium, reorganization or other relief under any federal, state or foreign bankruptcy, insolvency, administrative receivership or similar law now or hereafter in effect; (ii) consented to the institution of, or failed to contest in a timely and appropriate manner, any involuntary proceeding or petition described above; (iii) filed an answer admitting the material allegations of a petition filed against any of them in any such proceeding; (iv) applied for or consented to the appointment of a receiver, administrator, administrative receiver, trustee, custodian, sequestrator, conservator or similar official for the Companies, or any of them, or for a substantial part of the Companies’ assets; (v) made a general assignment or arrangement for the benefit of creditors (excluding, for the avoidance of doubt, any Intercompany Sale); or (vi) taken any corporate action for the purpose of authorizing any of the foregoing.

7.03. Company Termination Events. Upon the occurrence of any of the following events (each, a “Company Termination Event” and together with the Consenting Creditor Termination Events, each, an “Agreement Termination Event”), this Agreement may be terminated by the delivery of a written notice in accordance with Section 9.14 hereof from the Companies to counsel to each of the Consenting Creditors and the Consenting Shareholders:

(a) the Exchange shall not have occurred within sixty (60) days from the Effective Date;

(b) the Restructuring shall not have been substantially consummated, including, for the avoidance of doubt, the occurrence of the Change of Control contemplated under the Term Sheet, before one (1) year after the date of the Exchange;

(c) any Restructuring Support Party shall have breached any of its undertakings, representations, warranties or covenants set forth in this Agreement, and such breach (x) shall not have been cured within five (5) business days after receipt of written notice from the Companies to such breaching Party and (y) has a material adverse effect on the ability of the Parties to consummate the Restructuring in accordance with this Agreement;

(d) the board of directors of Parent shall have determined in good faith, after consultation with legal counsel, that the taking of any action under this Agreement would be inconsistent with its applicable fiduciary obligations;

(e) any governmental authority, regulatory authority or court of competent jurisdiction shall have issued a ruling, judgment or order either (i) declaring this Agreement or any material portion hereof to be unenforceable and/or (ii) enjoining the consummation of a material portion of the Restructuring, and such ruling, judgment or order shall not have been dismissed or vacated or modified within twenty (20) business days after such entry; or

(f) the Requisite Consenting Shareholders shall have terminated their obligations under the Agreement following a Consenting Shareholder Termination Event.

7.04. Effect of Termination Events.

(a) Following a termination pursuant to an Agreement Termination Event, (i) this Agreement shall be of no further force and effect and each Party hereto shall be released from its commitments, undertakings and agreements under or related to this Agreement, and shall have the rights and remedies that it would have had if it had not entered into this Agreement, and shall be entitled to take all actions, whether with respect to the Restructuring or otherwise, that it would have been entitled to take if it had not entered into this Agreement, and (ii) any and all consents tendered by the Parties prior to such termination shall be deemed, for all purposes, to be null and void from the first instance and shall not be considered or otherwise used in any manner by the Parties in connection with this Agreement, the Restructuring or otherwise.

(b) Following a termination pursuant to a Consenting Shareholder Termination Event, (i) (A) each Consenting Shareholder party hereto shall be released from its commitments, undertakings and agreements under or related to this Agreement, and shall have the rights and remedies that it would have had if it had not entered into this Agreement, and shall be entitled to take all actions, whether with respect to the Restructuring or otherwise, that it would have been entitled to take if it had not entered into this Agreement, and (B) any and all consents tendered by such Consenting Shareholder prior to such termination shall be deemed, for all purposes, to be null and void from the first instance and shall not be considered or otherwise used in any manner by the Parties in connection with this Agreement, the Restructuring or otherwise, and (ii) this Agreement shall remain in full force and effect with respect to the Companies and the Consenting Creditors, and such Parties shall continue to be subject to their commitments, undertakings and agreements under or related to this Agreement.

(c) Notwithstanding the foregoing, (i) nothing in this Section 7.04 shall relieve any Party from liability for such Party’s breach of such Party’s obligations hereunder and (ii) Section 9 hereof shall survive termination of this Agreement.

Section 8. Amendments. This Agreement may not be modified, amended or supplemented in any manner except in writing signed by all of the following: (a) the Requisite Consenting Creditors and (b) all of the Companies; provided, however, that if the proposed modification, amendment or supplement has a material, disproportionate (as compared to other Restructuring Support Parties) and adverse effect on (i) the Consenting Revolving Lenders, (ii) the Consenting Term Lenders, (iii) the Consenting Noteholders or (iv) the Consenting Shareholders, then the consent of Consenting Revolving Lenders holding not less than 66 2⁄3% of the aggregate Revolving Exposure held by all Consenting Lenders at such time, in the case of sub-clause (i), Consenting Term Lenders holding not less than 66 2⁄3% of the aggregate Tranche C-2 Term Loan Exposure and Tranche C-3 Term Loan Exposure held by all Consenting Lenders at such time, in the case of sub-clause (ii), Consenting Noteholders holding not less than 66 2⁄3% in principal amount of the Notes held by all Consenting Noteholders at such time, in the case of sub-clause (iii) and Consenting Shareholders holding not less than 66 2⁄3% of the outstanding shares of common stock of Parent held by all Consenting Shareholders at such time, in the case of sub-clause (iv) shall, as applicable, also be required to effectuate such modification, amendment or supplement; provided, further, however, that this Section 8 shall not be amended without the consent of each Consenting Creditor; provided, further, no modification, amendment or supplement shall adversely affect the rights of the Agent hereunder without the consent of the Agent. Any proposed modification, amendment or supplement that is not approved by the requisite Parties as set forth above shall be ineffective and void ab initio.

Section 9. Miscellaneous.

9.01. Complete Agreement. This Agreement is the entire agreement between the Parties with respect to the subject matter hereof and supersedes all prior agreements, oral or written, between the Parties with respect thereto, to the maximum extent they relate in any way to the subject matter hereof. No claim of waiver, modification, consent or acquiescence with respect to any provision of this Agreement shall be made against any Party, except on the basis of a written instrument executed by or on behalf of such Party.

9.02. Admissibility of this Agreement. Each Party hereby agrees that this Agreement and all documents, agreements and negotiations relating thereto shall not, pursuant to Federal Rule of Evidence 408 and any applicable state rules of evidence, be admissible into evidence or constitute an admission or agreement in any proceeding involving a Party, other than a proceeding to enforce the terms of this Agreement and/or support the solicitation, confirmation and consummation of the Restructuring.

9.03. Representation by Counsel. Each Party hereto acknowledges that it has been represented by counsel (or had the opportunity to be so represented and waived its right to do so) in connection with this Agreement and the transactions contemplated by this Agreement. Accordingly, any rule of law or any legal decision that would provide any Party hereto with a defense to the enforcement of the terms of this Agreement against such Party based upon lack of legal counsel shall have no application and is expressly waived. The provisions of this Agreement shall be interpreted in a reasonable manner to effect the intent of the Parties hereto. None of the Parties hereto shall have any term or provision construed against such Party solely by reason of such Party having drafted the same.

9.04. Restructuring Support Party Acknowledgements.

(a) Each Restructuring Support Party hereby acknowledges that it has, independently and without reliance on any other Party, made its own credit and other investment analysis and decision to execute this Agreement based upon its independent investigation of the operations, businesses, financial and other conditions and prospects of the Companies.

(b) Each Restructuring Support Party further acknowledges and agrees that adequate information was available to such Restructuring Support Party in order to enable it to make an informed decision such that, were this Agreement to be construed as or deemed to constitute a solicitation or acceptance governed by the U.S. securities laws, such solicitation was in compliance with U.S. securities rules, and regulations governing the adequacy of disclosure in connection with such deemed solicitation.

9.05. Several, Not Joint, Obligations. The agreements, representations and obligations of the Parties under this Agreement are, in all respects, several and not joint.

9.06. Parties, Succession and Assignment. This Agreement shall be binding upon, and inure to the benefit of, the Parties and their respective successors, assigns, heirs, executors, administrators and representatives. Except as required by applicable law, no rights or obligations of any Party under this Agreement may be assigned or transferred to any other person or entity except as otherwise contemplated herein. Nothing in this Agreement, express or implied, shall give to any person or entity, other than the Parties, any benefit or any legal or equitable right, remedy or claim under this Agreement.

9.07. No Waiver of Participation and Reservation of Rights. Except as expressly provided in this Agreement, nothing herein is intended to, nor does, in any manner waive, limit, impair, or restrict any right of any Consenting Creditor or the ability of each of the Consenting Creditors to protect and preserve its rights, remedies and interests, including without limitation, its claims against the Companies.

9.08. No Third-Party Beneficiaries. This Agreement shall not confer any rights or remedies upon any person other than the Parties and their respective successors and permitted assigns as expressly set forth in this Agreement; provided, that the Agent shall be permitted to conclusively rely on Section 4.01(c) and, with respect to the representations and warranties of the Consenting Lenders, Sections 5 and 6 hereof.

9.09. Specific Performance. Each Party hereto recognizes and acknowledges that a breach by it of any covenants or agreements contained in this Agreement may cause the other Parties to sustain damages for which such Parties would not have an adequate remedy at law for money damages, and therefore each Party hereto agrees that in the sole event of any breach the other Parties shall be entitled to seek the remedy of specific performance or injunctive relief to enforce such covenants and agreements. Each Party further agrees that no other Party or any other person shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 9.09, and each Party (i) irrevocably waives any right it may have to require the obtaining, furnishing or posting of any such bond or similar instrument and (ii) shall cooperate fully in any attempt by the other Party to obtain such equitable relief.

9.10. Remedies Cumulative. All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise of any right, power, or remedy thereof by any Party shall not preclude the simultaneous or later exercise of any other such right, power, or remedy by such Party.

9.11. Interpretation. This Agreement is the product of negotiations between the Parties, and the enforcement or interpretation hereof is to be interpreted in a neutral manner, and any presumption with regard to interpretation for or against any Party by reason of that Party having drafted or caused to be drafted this Agreement, or any portion hereof, shall not be effective in regard to the interpretation hereof.

9.12. Acknowledgement of Indemnification Obligations Under Credit Agreement.

(a) Each of the Companies hereby acknowledges and affirms that:

(i) it has an ongoing obligation to indemnify, reimburse defend, pay and hold harmless the Agent and the Agent’s officers, partners, members, directors, trustees, advisors, employees, agents, sub-agents, attorneys and Affiliates from and against any and all Indemnified Liabilities the Agent pursuant to Sections 10.2 and 10.3 of the Credit Agreement;

(ii) that such indemnification obligation includes any liability, obligation, loss, damage, penalty, claim, action, judgment, suit, cost, expense and disbursement of any kind or nature whatsoever in connection with any actions or omissions by the Agent or its representatives undertaken in accordance with and in furtherance of this Agreement, including, without limitation, in connection with any action taken or not taken by the Agent in accordance with the Agent Instruction or any Additional Agent Instruction, all the foregoing of which are included within the scope of the Credit Agreement’s definition “Indemnified Liabilities”; and

(iii) that the Companies’ indemnification obligations to the Agent must be fulfilled prior and without regard to the Lenders’ indemnification obligations to the Agent.

(b) Each of the Consenting Lenders hereby acknowledges and affirms that:

(i) the Lenders have an ongoing obligation to indemnify, defend, pay and hold harmless the Agent and the Agent’s officers, partners, members, directors, trustees, advisors, employees, agents, sub-agents, attorneys and Affiliates from and against any and all Indemnified Liabilities the Agent under the Credit Agreement pursuant to Section 9.6 thereof;

(ii) that such indemnification obligation includes any liability, obligation, loss, damage, penalty, claim, action, judgment, suit, cost, expense and disbursement of any kind or nature whatsoever in connection with any actions or omissions by the Agent or its representatives undertaken in accordance with and in furtherance of this Agreement, including, without limitation, in connection with any action taken or not taken by the Agent in accordance with the Agent Instruction or any Additional Agent Instruction, all the foregoing of which are included within the scope of the Credit Agreement’s definition “Indemnified Liabilities”; and

(iii) if the Agent incurs Indemnified Liabilities, but there are insufficient funds available from the Companies to fully satisfy the Agent’s indemnification rights against the Companies, Agent may then pursue its indemnification rights against all Lenders under Section 9.6 of the Credit Agreement until the Agent has been reimbursed in an amount equal to all remaining unpaid Indemnified Liabilities.

In addition, by its signature hereto, each Consenting Lender hereby agrees to be bound by the terms of the “Indemnity Agreement” set forth in Exhibit C hereto.

9.13. Counterparts. This Agreement may be executed and delivered in any number of counterparts, each of which, when executed and delivered, shall be deemed an original, and all of which together shall constitute the same agreement. Delivery of an executed copy of this Agreement shall be deemed to be a certification by each person executing this Agreement on behalf of a Party that such person and Party has been duly authorized and empowered to execute and deliver this Agreement and each other Party may rely on such certification. Delivery of any executed signature page of this Agreement by telecopier, facsimile or electronic mail shall be as effective as delivery of a manually executed signature page of this Agreement.

9.14. Notices. All notices hereunder shall be deemed given if in writing and delivered, if sent by electronic mail, courier, or registered or certified mail (return receipt requested) to the following addresses (or at such other addresses as shall be specified by like notice):

(a) if to a Company, to:

Education Management Corporation

210 Sixth Avenue, 33rd Floor

Pittsburgh, PA 15222

Attention: General Counsel

E-mail address:

with copy to:

Wachtell, Lipton, Rosen & Katz

51 W. 52nd Street

New York, New York 10019

Attention: Josh Feltman

E-mail address:

(b) if to a Consenting Revolving Lender identified as such on the signature pages hereto, to:

White & Case LLP

1155 Avenue of the Americas

New York, New York 10036

Attention: Scott Zemser

E-mail address:

(c) if to a Consenting Term Lender identified as such on the signature pages hereto, to:

Milbank, Tweed, Hadley & McCloy LLP

601 South Figueroa Street

Los Angeles, CA 90017

Attention: Gregory Bray

E-mail address:

(d) if to a Consenting Noteholder identified as such on the signature pages hereto, to:

Paul, Weiss, Rifkind, Wharton & Garrison LLP

1285 Avenue of the Americas

New York, NY 10019

Attention: Douglas Davis

E-mail address:

(e) if to a Consenting Shareholder, to, as applicable:

Affiliate of Goldman Sachs & Co.

c/o Goldman Sachs & Co.

200 West Street

New York, NY 10282

Attention: Chris Machera

E-mail address:

Affiliates of Providence Equity Partners

c/o Providence Equity Partners

50 Kennedy Plaza

Providence, Rhode Island

Attention: Paul J. Salem, Senior Managing Director

E-mail address:

Affiliates of Leeds Equity Partners

c/o Leeds Equity Partners

350 Park Avenue

New York, NYAttention: Jeffrey T. Leeds

E-mail address:

or, in each case, such other address as may have been furnished by a Party to each of the other Parties by notice given in accordance with the requirements set forth above. Any notice given by delivery, mail or courier shall be effective when received.

9.15. Full Satisfaction of Claims. Each Restructuring Support Party acknowledges and agrees that, upon consummation of the Restructuring and the transactions contemplated by the definitive documents relating thereto and subject to the terms of such documents, the distributions to and treatment of such Restructuring Support Party under the restructuring documents shall be in full and complete satisfaction of any and all rights that it may have in respect of its interests in and claims against the Companies and the Companies shall be released and discharged from any and all further obligations in respect of such holdings and claims.

9.16. No Waiver. If the Restructuring is not consummated or this Agreement is terminated for any reason, nothing shall be construed herein as a waiver by any Party of any or all of such Party’s rights and the Parties expressly reserve any and all of their respective rights.

9.17. Construction. Except where the context otherwise requires, words importing the masculine gender shall include the feminine and the neutral, if appropriate, words importing the singular number shall include the plural number and vice versa.

9.18. Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction the remaining terms and provisions hereof.

9.19. Amendments to Credit Documents. Each of the parties hereto covenants and agrees not to vote or otherwise agree to modify, amend, waive or terminate Sections 2.17, 3.2 or 6.12(c) of the Credit Agreement and/or Section 7.2 of the Pledge and Security Agreement unless Revolving Lenders holding more than 66 2⁄3% in value of the Revolving Exposure of all Lenders shall so vote or otherwise agree (in each case except as set forth in the Amendment Agreement (as defined in the Credit Agreement).

9.20. Headings. The headings of all sections of this Agreement are inserted solely for the convenience of reference and are not a part of and are not intended to govern, limit or aid in the construction or interpretation of any term or provision hereof and shall not affect in any way the meaning or interpretation of this Agreement.

9.21. Defined Terms. Unless otherwise defined herein, capitalized terms in this Agreement shall have the meanings assigned to such terms in the Credit Agreement, the Old Indenture and/or the New Indenture, as applicable.

9.22. WAIVER OF TRIAL BY JURY. EACH PARTY HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

9.23. Submission to Jurisdiction. By its execution and delivery of this Agreement, each of the Parties hereby irrevocably and unconditionally submits to the exclusive jurisdiction of the state or federal courts located within New York County in the State of New York for purposes of any action, suit or proceeding arising out of or relating to this Agreement or any of the transactions contemplated hereby. Each Party irrevocably waives, to the fullest extent permitted by applicable laws, any objection it may have now or hereafter to the venue of any action, suit or proceeding brought in such courts or to the convenience of the forum.

9.24. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF NEW YORK OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK.

[Signature Pages Follow]

IN WITNESS WHEREOF, the Parties have executed this Agreement on the day and year first above written.

EDUCATION MANAGEMENT CORPORATION

By:
Name:
Title:

EDUCATION MANAGEMENT HOLDINGS LLC
EDUCATION MANAGEMENT FINANCE CORP.

By:
Name:
Title:

EDUCATION MANAGEMENT LLC

By:
Name:
Title:

ARGOSY UNIVERSITY FAMILY CENTER, INC. EDMC MARKETING AND ADVERTISING, INC. HIGHER EDUCATION SERVICES, INC. MCM UNIVERSITY PLAZA, INC. THE CONNECTING LINK, INC.

By:
Name:
Title:

AID RESTAURANT, INC.

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

AIH RESTAURANT, INC.

By:
Name:
Title:

AIIM RESTAURANT, INC.

By:
Name:
Title:

BROWN MACKIE EDUCATION CORPORATION

EDUCATION FINANCE II LLC

SOUTH UNIVERSITY RESEARCH CORPORATION

THE ART INSTITUTES INTERNATIONAL LLC

AICA-IE RESTAURANT, INC.

AIIN RESTAURANT LLC

AIT RESTAURANT, INC.

AITN RESTAURANT, INC.

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

COA Caerus CLO Ltd., as Lender

By: 3i Debt Management US, LLC as Manager

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

Fraser Sullivan CLO I, Ltd., as Lender

By: 3i Debt Management US, LLC as Manager

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

Fraser Sullivan CLO II, Ltd., as Lender

By: 3i Debt Management US, LLC as Manager

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

Jamestown CLO II Ltd.

By: 3i Debt Management US, LLC as Manager

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

ABBEY FUNDING ULC

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

One Wall Street CLO II LTD

By: Alcentra NY, LLC, as investment advisor

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

Pacifica CDO VI LTD

By: Alcentra NY, LLC, as investment advisor

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

Prospero CLO I B.V.

By: Alcentra NY, LLC, as investment advisor

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

Prospero CLO II B.V.

By: Alcentra NY, LLC, as investment advisor

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

Veritas CLO II, LTD

By: Alcentra NY, LLC, as investment advisor

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

Westwood CDO I LTD

By: Alcentra NY, LLC, as investment advisor

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

Westwood CDO II LTD

By: Alcentra NY, LLC, as investment advisor

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

ABCLO 2007-1, LTD.
By: AllianceBernstein L.P., as Collateral Manager

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

AllianceBernstein Institutional Investments – High Yield Loan Portfolio

By: AllianceBernstein L.P., as Investment Advisor

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

AllianceBernstein High Income Fund, Inc.
By: AllianceBernstein L.P., as Investment Advisor

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

AllianceBernstein Global High Income Fund, Inc.
By: AllianceBernstein L.P., as Investment Advisor

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

ANCHORAGE CAPITAL MASTER OFFSHORE, LTD.

By: ANCHORAGE CAPITAL GROUP, L.L.C.

ITS INVESTMENT MANAGER

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

ASF1 Loan Funding LLC

By: Citibank, N.A.,

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

BANK OF AMERICA, N.A.

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

MERRILL LYNCH CAPITAL CORPORATION

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

BARCLAYS BANK PLC

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

GSC Group CDO Fund
VIII, Limited

By: GSC Group CDO Fund VIII, Limited
By: GSC Acquisition Holdings, L.L.C., as its Collateral Manager
By: GSC MANAGER, LLC, in its capacity as Manager
By: BLACK DIAMOND CAPITAL MANAGEMENT, L.L.C., in its capacity as Member

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

GSC Partners CDO Fund VII, Limited

By: GSC Acquisition Holdings, L.L.C., as its Collateral Manager
By: GSC MANAGER, LLC, in its capacity as Manager
By: BLACK DIAMOND CAPITAL MANAGEMENT, L.L.C., in its capacity as Member

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

BMI CLO I

By: BlackRock Financial Management, Inc., its Investment Manager

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

BlackRock Funds II, BlackRock Floating Rate Income Portfolio

By: BlackRock Financial Management, Inc., its Sub-Advisor

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

BlackRock Senior Income Series IV

By: BlackRock Financial Management, Inc., its Collateral Manager

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

BlackRock Senior Income Series V Limited

By: BlackRock Financial Management, Inc., its Collateral Manager

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

Cooper River LLC

By: FS Investment Corporation, as Sole Member By: GSO/Blackstone Debt Funds Management LLC, as Sub-Adviser

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

FM Leveraged Capital Fund I

By: GSO / Blackstone Debt Funds Management LLC as Subadviser to FriedbergMilstein LLC

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

Gale Force 2 CLO, Ltd.

By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

Gale Force 3 CLO, Ltd.

By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

Inwood Park CDO LTD.

By: Blackstone Debt Advisors LP As Collateral Manager

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

Locust Street Funding LLC

By: FS Investment Corporation, as Sole Member By: GSO / Blackstone Debt Funds Management LLC as Sub-Adviser

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

Maps CLO Fund II, Ltd.

By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

Prospect Park CDO Ltd.

By: Blackstone Debt Advisors L.P. As Collateral Manager

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

Riverside Park CLO Ltd.

By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

BLT 15 LLC

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

BlueMountain CLO II, LTD

By: BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC, Its Collateral Manager

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

BlueMountain CLO III, LTD

By: BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC, Its Collateral Manager

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

BlueMountain CLO Ltd

By: BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC, Its Collateral Manager

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

BNP Paribas

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

BNP PARIBAS

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

Del Mar CLO I, LTD.

By: Allianz Global Investors U.S. LLC-CS Credit Group

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

Cedarview Opportunities Master Fund

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

CCP CREDIT ACQUISITION HOLDINGS, L.L.C.

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

CENTERBRIDGE SPECIAL CREDIT PARTNERS II, L.P.

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

The Distressed Debt Trading Desk of Citibank, N.A.

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

The Distressed Debt Trading Desk of Citigroup Financial Products Inc.

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

Shinnecock CLO 2006-1

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

CREDIT SUISSE AG, Cayman Islands Branch

By:
Name:
Title:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

CREDIT SUISSE LOAN FUNDING LLC

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

Credit Suisse AG, Cayman Islands Branch

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

ACA CLO 2006-1, LTD By Its Investment Advisor CVC Credit Partners, LLC

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

ACA CLO 2006-2, LTD By Its Investment Advisor CVC Credit Partners, LLC

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

ACA CLO 2007-1, LTD By Its Investment Advisor CVC Credit Partners, LLC

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

Apidos CDO I By Its Investment Advisor CVC Credit Partners, LLC

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

Apidos CDO III By Its Investment Advisor CVC Credit Partners, LLC

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

Apidos CDO IV By Its Investment Advisor CVC Credit Partners, LLC

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

Apidos CDO V By Its Investment Advisor CVC Credit Partners, LLC

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

Apidos Cinco CDO By Its Investment Advisor CVC Credit Partners, LLC

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

Apidos Quattro CDO By Its Investment Advisor CVC Credit Partners, LLC

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

San Gabriel CLO I LTD By Its Investment Advisor CVC Credit Partners, LLC On Behalf of Resource Capital Asset Management (RCAM)

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

Shasta CLO I LTD By Its Investment Advisor CVC Credit Partners, LLC On Behalf of Resource Capital Asset Management (RCAM)

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

DWS Floating Rate Fund

By: Deutsche Investment Management Americas Inc. Investment Advisor

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

Flagship CLO V

By: Deutsche Investment Management Americas Inc. (as successor in interest to Deutsche Asset Management, Inc.), As Collateral Manager

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

Flagship CLO VI

By: Deutsche Investment Management Americas Inc. As Collateral Manager

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

Deutsche Bank AG New York Branch
By: DB Services New Jersey, Inc.

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

Deutsche Bank AG Cayman Islands Branch
By: DB Services New Jersey, Inc.

By:
Name:
Title:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

AGF FLOATING RATE INCOME FUND
BY: EATON VANCE MANAGEMENT AS PORTFOLIO MANAGER

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

Bond Portfolio
By: Boston Management and Research As Investment Advisor

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

Eaton Vance CDO VII PLC
By: Eaton Vance Management as Interim Investment Advisor

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

Eaton Vance CDO VIII, Ltd.
By: Eaton Vance Management As Investment Advisor

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

Eaton Vance CDO IX Ltd.
By: Eaton Vance Management as Investment Advisor

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

Eaton Vance CDO X PLC
By: Eaton Vance Management As Investment Advisor

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

Eaton Vance Floating-Rate Income Plus Fund
By: Eaton Vance Management as Investment Advisor

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

EATON VANCE SENIOR FLOATING-RATE TRUST
BY:	EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

EATON VANCE FLOATING-RATE INCOME TRUST
BY:	EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

Eaton Vance International (Cayman Islands) Floating-Rate Income Portfolio
By: Eaton Vance Management as Investment Advisor

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

EATON VANCE SENIOR INCOME TRUST

BY:	EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

EATON VANCE SHORT DURATION
DIVERSIFIED INCOME FUND
BY: EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

EATON VANCE INSTITUTIONAL SENIOR LOAN FUND

BY:	EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

EATON VANCE LIMITED DURATION INCOME FUND
BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

GRAYSON & CO
BY:	BOSTON MANAGEMENT AND RESEARCH AS INVESTMENT ADVISOR

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

KP Fixed Income Fund
By: Eaton Vance Management
As Investment Sub-Advisor

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

MET INVESTORS SERIES TRUST-
MET/EATON VANCE FLOATING RATE PORTFOLIO
BY:	EATON VANCE MANAGEMENT
AS INVESTMENT SUB-ADVISOR

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

PACIFIC SELECT FUND
FLOATING RATE LOAN PORTFOLIO

BY:	EATON VANCE MANAGEMENT
AS INVESTMENT SUB-ADVISOR

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

PACIFIC LIFE FUNDS-PL FLOATING RATE LOAN FUND

BY:	EATON VANCE MANAGEMENT
AS INVESTMENT SUB-ADVISOR

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

Columbia Funds Variable Series Trust II -

Variable Portfolio-
Eaton Vance Floating-Rate Income Fund
By:	Eaton Vance Management
as Investment Sub-Advisor

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

SENIOR DEBT PORTFOLIO
By:	Boston Management and Research as Investment Advisor

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

Eaton Vance Corp
By:	Eaton Vance Management
As Investment Advisor

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

EATON VANCE
VT FLOATING-RATE INCOME FUND
BY: EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

FIFTH THIRD BANK

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

GOLDMAN SACHS LENDING PARTNERS LLC

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

HG VORA CAPITAL MANAGEMENT, LLC

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

HG VORA SPECIAL
OPPORTUNITIES MASTER FUND, LTD., as Lender

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

Highland/iBoxx Senior Loan
ETF

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

HillMark Funding, Ltd.

By: HillMark Capital
Management, L.P., as
Collateral Manager, as Lender

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

Stoney Lane Funding I, Ltd.

By: HillMark Capital
Management, L.P., as
Collateral Manager, as Lender

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

HOLSTON RIVER TRADING, LLC
By: SunTrust Bank, its Manager

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

JPMORGAN CHASE BANK, N.A.

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

KATONAH IX CLO LTD.

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

KATONAH X CLO LTD.

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

KATONAH 2007-I CLO LTD.

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

Oregon Public Employees
Retirement Fund

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

Maryland Statement Retirement and
Pension System

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

BCBSM, Inc.

By: KKR Its Collateral Manager

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

KKR CORPORATE CREDIT PARTNERS
L.P.

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

KKR Credit Relative Value
Master Fund LP

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

KKR DEBT INVESTORS II
(2006) (IRELAND) L.P.

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

KKR FINANCIAL CLO 2005-1,
LTD.

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

KKR FINANCIAL CLO 2005-2,
LTD.

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

KKR FINANCIAL CLO 2006-1,
LTD.

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

KKR FINANCIAL CLO 2007-1,
LTD.

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

KKR FINANCIAL CLO 2011-1,
LTD.

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

KKR FLOATING RATE FUND L.P.

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

KKR Income Opportunities Fund

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

KKR Lending Partners LP

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

KKR-PBPR CAPITAL PARTNERS
L.P.

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

US Income Strategy Fund of
Nikko AM InvestmentTrust
(Cayman)

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

LANDMARK IX CDO LTD
By Landmark Funds LLC, as Manager

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

JERSEY STREET CLO, LTD.,
By its Collateral Manager, Massachusetts
Financial Services Company

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

MARLBOROUGH STREET CLO, LTD.,
By its Collateral Manager, Massachusetts Financial Services Company

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

MIZUHO BANK, LTD.

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

Venture IX CDO, Limited

By:	its investment advisor,
MJX Asset Management LLC

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

Venture VIII CDO, Limited

By:	its investment advisor,
MJX Asset Management, LLC

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

Venture V CDO Limited

By:	its investment advisor,
MJX Asset Management, LLC

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

Venture VII CDO Limited

By:	its investment advisor,
MJX Asset Management, LLC

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

Venture X CLO, Limited

By:	its investment advisor,
MJX Asset Management, LLC

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

Blackwell Partners LLC
By:	Its Investment Manager

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

Mudrick Distressed Opportunity Fund Global, LP
By:	Its Investment Manager

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

New Mountain Finance SPV Funding, L.L.C.

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

New Mountain Finance Corporation

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

Nob Hill CLO Limited

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

OAK HILL ADVISORS, L.P., on behalf of certain

private funds and separate accounts that it manages, each of which is a Lender

By:	OAK HILL ADVISORS GENPAR, L.P.,
Its General Partner

By:	OAK HILL ADVISORS MGP, INC.,
Its Managing General Partner

By:
Name:
Title:

The Coca-Cola Company Master Retirement Trust

Oak Hill Credit Partners IV, Limited

Oak Hill Credit Partners V, Limited

OHA Asia Customized Credit Fund, L.P.4

OHA Credit Partners VI, Ltd.

OHA Credit Partners VII, Ltd.

OHA Credit Partners VIII, Ltd.

OHA Credit Partners IX, Ltd.

OHA Custom Multi-Sector Credit Master Fund, L.P.

OHA Diversified Credit Strategies Fund Master, L.P.

OHA Diversified Credit Strategies Master Fund (Parallel II), L.P.

OHA Intrepid Leveraged Loan Fund, Ltd.

OHA Loan Funding 2013-1, Ltd.

OHA Park Ave CLO I, Ltd.

[4]	Signatory to Restructuring Support Agreement in its capacity as a Lender.

[Signature Page to Restructuring Support Agreement]

Name of Institution:

CSAA Insurance Exchange
By: Oaktree Capital Management, L.P.
Its: Investment Manager

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

ACE Tempest Reinsurance Ltd.
By: Oaktree Capital
Management, L.P.
Its: Investment Manager

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

Arch Investment Holdings IV Ltd.
By: Oaktree Capital
Management, L.P.
Its: Investment Manager

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

Missouri Education Pension Trust
By: Oaktree Capital
Management, L.P.
Its: Investment Manager

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

Oaktree Senior Loan Fund, L.P.
By:	Oaktree Senior Loan Fund GP, L.P.
Its:	General Partner, By: Oaktree Fund GP
IIA,	LLC Its: General Partner, By:
Oaktree Fund GP II, L.P. Its: Managing
Member

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

UniSuper Limited, as
Trustee for UniSuper
By:	Oaktree Capital
Management, L.P. Its:
Investment Manager

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

WM Pool – High Yield Fixed
Interest Trust
By:	Oaktree Capital
Management, L.P.
Its:	Investment Manager

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

New York City Employees’
Retirement System
By:	Oaktree Capital Management, L.P.
Its:	Investment Manager

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

New York City Police
Pension Fund
By:	Oaktree Capital Management, L.P.
Its:	Investment Manager

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

Teachers’ Retirement
System of the City of New
York
By:	Oaktree Capital
Management, L.P.
Its:	Investment Manager

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

Arch Reinsurance Ltd.
By:	Oaktree Capital
Management, L.P.
Its:	Investment Manager

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:
Automobile Club of
Southern California
Pension Plan

By:	Oaktree Capital
Management, L.P.
Its:	Investment Manager

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:
Central States, Southeast
and Southwest Areas
Pension Funds
By:	Oaktree Capital
Management, L.P.
Its:	Investment Manager

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

Chrysler Group LLC Master
Retirement Trust
By: Oaktree Capital
Management, L.P.
Its: Investment Manager

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

Employees’ Retirement Fund of the City of Dallas
By: Oaktree Capital
Management, L.P.
Its: Investment Manager

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

Fonds Voor Gemene Rekening
Beroepsvervoer – HY
By: Oaktree Capital
Management, L.P.
Its: Investment Manager

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

IBM Personal Pension Plan
Trust
By:	Oaktree Capital
Management, L.P.
Its: Investment Manager

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

International Paper
Company Commingled
By: Oaktree Capital
Management, L.P.
Its: Investment Manager

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

Iowa Public Employees
Retirement System
By: Oaktree Capital
Management, L.P.
Its: Investment Manager

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

Lucent Technologies Inc.
Master Pension Trust
By:	Oaktree Capital
Management, L.P.
Its:	Investment Manager

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

Microsoft Global Finance
By:	Oaktree Capital
Management, L.P.
Its:	Investment Manager

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

OCM High Yield Trust
By:	Oaktree Capital
Management, L.P.
Its:	Investment Manager

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

Oaktree Global High Yield Bond Fund LP
By:	Oaktree Fund GP IIA, LLC
Its:	General Partner
By:	Oaktree Fund GP II, L.P.
Its:	Managing Member

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

Oaktree High Yield Fund
II, L.P.
By:	Oaktree Fund GP II,
L.P.
Its:	General Partner

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

Oaktree High Yield Fund,
L.P.
By:	Oaktree Fund GP II,
L.P.
Its:	General Partner

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

PG&E Corporation
Retirement Master Trust
By:	Oaktree Capital
Management, L.P.
Its:	Investment Manager

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

Pacific Gas & Electric Co. Post
Retirement Medical Plan Trust for
Non-Management Employees and
Retirees
By:	Oaktree Capital
Management, L.P.
Its:	Investment Manager

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

Russell Investment Company
Russell Global Credit
Strategies Fund
By:	Oaktree Capital
Management, L.P.
Its:	Investment Manager

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

Sears Holdings Pension
Trust
By:	Oaktree Capital
Management, L.P.
Its:	Investment Manager

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

State Teachers Retirement
System of Ohio
By: Oaktree Capital
Management, L.P.
Its: Investment Manager

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

State of Connecticut
Retirement Plans and Trust
Funds
By: Oaktree Capital
Management, L.P.
Its: Investment Manager

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

TMCT II, LLC
By:	Oaktree Capital
Management, L.P.
Its:	Investment Manager

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

TMCT, LLC
By:	Oaktree Capital
Management, L.P.
Its:	Investment Manager

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

Texas County & District
Retirement System
By:	Oaktree Capital
Management, L.P.
Its:	Investment Manager

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

UMC Benefit Board, Inc.
By:	Oaktree Capital
Management, L.P.
Its:	Investment Manager

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

Omega Advisors, Inc., solely in its capacity of investment manager for certain funds and accounts* it manages, and not in its individual corporate capacity

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

ProAssurance Casualty Inc.

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

JLP Credit Opportunity Master Fund LTD

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

JLP Stressed Credit Fund LP

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

THE ROYAL BANK OF SCOTLAND PLC
By: RBS Securities Inc., its agent

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

XL RE LTD., as Lender
By:	Regiment Capital Management LLC,
In its capacity as Investment Advisor

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

VALHOLL, LTD., as Lender
By: Regiment Capital Management LLC,
In its capacity as Investment Advisor

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

REGIMENT CAPITAL, LTD., as Lender
By: Regiment Capital Management LLC,
In its capacity as Investment Advisor

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

CAVALRY CLO III, LTD., as Lender
By: Regiment Capital Management LLC,
In its capacity as Investment Advisor

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

BLUE FALCON LIMITED, as Lender
By: Regiment Capital Management LLC,
In its capacity as Investment Advisor

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

Saratoga Investment Corp CLO 2013-1, Ltd.

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

Brookside Mill CLO Ltd.

By:	SHENKMAN CAPITAL MANAGEMENT, INC., as Collateral Manager

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

Slater Mill Loan Fund, L.P.

By:	SHENKMAN CAPITAL MANAGEMENT, INC., as Collateral Manager

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

Westbrook CLO Ltd.

By:	SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:
SPCP GROUP, LLC

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

Symphony CLO VII, LTD.
By: Symphony Asset Management LLC

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

Symphony CLO III, LTD.
By: Symphony Asset Management LLC

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

Nuveen Floating Rate Income Opportunity Fund
By: Symphony Asset Management LLC

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

Nuveen Floating Rate Income Fund
By: Symphony Asset Management LLC

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

Symphony Credit Opportunities Fund, LTD.
By: Symphony Asset Management LLC

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:
Nuveen Symphony Credit Opportunities Fund
By: Symphony Asset Management LLC

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

Symphony CLO XII, LTD.
By:	Symphony Asset Management LLC

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

Nuveen Symphony Floating Rate Income Fund
By: Symphony Asset Management LLC

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

Nuveen Senior Income Fund
By:	Symphony Asset Management LLC

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

Telos CLO 2006-1, LTD

Telos CLO 2007-2, LTD

Telos CLO 2013-3, LTD

Managed by: Telos Asset Management, LLC

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

Third Avenue Trust, on Behalf of Third Avenue Focused Credit Fund
By: Third Avenue Management LLC, its investment advisor

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

1776 CLO I, Ltd.

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

Wells Fargo Bank, National Association

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

York Global Finance BDH, LLC

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Consenting Swap Counterparties

Name of Institution:

GOLDMAN SACHS BANK USA

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

CREDIT SUISSE INTERNATIONAL

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Consenting Noteholders

Name of Institution:

8 Capital Partners L.P.

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

KKR Strategic Capital Institutional Fund, LTD.

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

Spruce Investors Limited

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

KKR Corporate Credit Partners L.P.

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

KKR Debt Investors II (2006) (Ireland) L.P.

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

KKR-PBPR Capital Partners L.P.

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

KKR Credit Relative Master Fund L.P.

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

KKR Financial Holdings III, LLC

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

KKR-Milton Capital Partners L.P.

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

Maryland Statement Retirement and Pension System

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

Oregon Public Employees Retirement Fund

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:

Paris Funding LLC

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:
State Teachers Retirement System of Ohio

By: Oaktree Capital Management, L.P. Its: Investment Manager

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:
Oaktree (Lux.) Funds – Oaktree North American High Yield Bond Fund

By: Oaktree Capital Management, L.P. Its: Investment Manager

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:
Oaktree (Lux.) Funds – Oaktree Global High Yield Bond Fund

By: Oaktree Capital Management, L.P.
Its: Investment Manager

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:
Automobile Club of Southern California

By: Oaktree Capital Management, L.P. Its: Investment Manager

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:
Interinsurance Exchange of the Automobile Club Southern California

By: Oaktree Capital Management, L.P. Its: Investment Manager

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:
Automobile Club of Southern California Pension Plan

By: Oaktree Capital Management, L.P. Its: Investment Manager

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:
IBM Personal Pension Plan Trust

By: Oaktree Capital Management, L.P. Its: Investment Manager

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:
Automobile Club Inter-Insurance Exchange

By: Oaktree Capital Management, L.P. Its: Investment Manager

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:
Oaktree High Yield Fund II, L.P.

By: Oaktree Fund GP II, L.P. Its: General Partner

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:
Oaktree Global High Yield Bond Fund, L.P.

By: Oaktree Global High Yield Bond Fund GP, L.P. Its: General Partner By: Oaktree Fund GP IIA, LLC Its: General Partner By: Oaktree Fund GP II, L.P. Its: Managing Member

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:
OCM High Yield Trust

By: Oaktree Capital Management, L.P. Its: Investment Manager

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:
Oaktree High Yield Fund, LP.

By: Oaktree Fund GP II, L.P.
Its: General Partner

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:
State of Connecticut Retirement Plans and Trust Funds

By: Oaktree Capital Management, L.P.
Its: Investment Manager

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:
CSAA Insurance Exchange

By: Oaktree Capital Management, L.P.
Its: Investment Manager

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:
Iowa Public Employees’ Retirement System

By: Oaktree Capital Management, L.P.
Its: Investment Manager

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:
PG&E Corporation Retirement Master Trust

By: Oaktree Capital Management, L.P.
Its: Investment Manager

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:
Pacific Gas & Electric Company Post Retirement Medical Plan Trust for Non- Management Employees and Retirees

By: Oaktree Capital Management, L.P. Its: Investment Manager

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:
UMC Benefit Board, Inc.

By: Oaktree Capital Management, L.P. Its: Investment Manager

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:
Texas County & District Retirement System

By: Oaktree Capital Management, L.P. Its: Investment Manager

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:
Lucent Technologies Inc. Master Pension Trust

By: Oaktree Capital Management, L.P. Its: Investment Manager

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:
Arch Reinsurance Ltd.

By: Oaktree Capital Management, L.P. Its: Investment Manager

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:
Central States, Southeast and Southwest Areas Pension Funds

By: Oaktree Capital Management, L.P. Its: Investment Manager

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:
Virginia Retirement System

By: Oaktree Capital Management, L.P. Its: Investment Manager

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:
Sears Canada Inc. Registered Retirement Plan

By: Oaktree Capital Management, L.P. Its: Investment Manager

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:
WM Pool – High Yield Fixed Interest Trust

By: Oaktree Capital Management, L.P. Its: Investment Manager

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:
Fonds Voor Gemene Rekening Beroepsvervoer

By: Oaktree Capital Management, L.P. Its: Investment Manager

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:
Employees’ Retirement Fund of the City of Dallas

By: Oaktree Capital Management, L.P. Its: Investment Manager

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:
San Francisco City and County Employees’ Retirement System

By: Oaktree Capital Management, L.P. Its: Investment Manager

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:
Microsoft Global Finance

By: Oaktree Capital Management, L.P. Its: Investment Manager

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:
Dow Retirement Group Trust

By: Oaktree Capital Management, L.P. Its: Investment Manager

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:
Barclays Multi-Manager Fund PLC

By: Oaktree Capital Management, L.P. Its: Investment Manager

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:
UNIVERSAL–HP III Oaktree

By: Oaktree Capital Management, L.P. Its: Investment Manager

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:
Chrysler Group LLC Master Retirement Trust

By: Oaktree Capital Management, L.P. Its: Investment Manager

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:
Los Angeles County Employees Retirement Association

By: Oaktree Capital Management, L.P. Its: Investment Manager

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:
Retirement Annuity Plan for Employees of the Army and Air Force Exchange Service

By: Oaktree Capital Management, L.P.
Its: Investment Manager

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:
AAFES Retiree Medical Dental & Life Insurance Plan

By: Oaktree Capital Management, L.P.
Its: Investment Manager

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:
International Paper Company Commingled Investment Group Trust

By: Oaktree Capital Management, L.P.
Its: Investment Manager

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:
TMCT II, LLC

By: Oaktree Capital Management, L.P.
Its: Investment Manager

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:
TMCT LLC

By: Oaktree Capital Management, L.P.
Its: Investment Manager

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:
Ace Global Markets Limited

By: Oaktree Capital Management, L.P. Its: Investment Manager

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:
Sears Holdings Pension Trust

By: Oaktree Capital Management, L.P. Its: Investment Manager

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:
Teachers’ Retirement System of the City of New York

By: Oaktree Capital Management, L.P. Its: Investment Manager

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:
New York City Police Pension Fund

By: Oaktree Capital Management, L.P. Its: Investment Manager

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:
New York City Employees’ Retirement System

By: Oaktree Capital Management, L.P. Its: Investment Manager

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:
ACE Bermuda Insurance Ltd.

By: Oaktree Capital Management, L.P. Its: Investment Manager

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:
ACE Tempest Reinsurance Ltd.

By: Oaktree Capital Management, L.P. Its: Investment Manager

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:
Russell Investment Company Russell Global Opportunistic Credit Fund

By: Oaktree Capital Management, L.P. Its: Investment Manager

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Name of Institution:
ACE Life Insurance Company, Ltd.

By: Oaktree Capital Management, L.P. Its: Investment Manager

By:
Name:
Title:

For parties requiring a second signature line:

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Consenting Shareholders

Name of Institution:
GS CAPITAL PARTNERS V FUND, L.P.
By:	GS Advisors V, L.L.C., its General Partner
By:
Name:
Title:

GS CAPITAL PARTNERS V OFFSHORE FUND, L.P.
By:	GS Advisors V, L.L.C., its General Partner
By:
Name:
Title:

GS CAPITAL PARTNERS V GMBH & CO. KG
By:	GS Advisors V, L.L.C., its General Partner
By:
Name:
Title:

GS CAPITAL PARTNERS V INSTITUTIONAL, L.P.
By:	GS Advisors V, L.L.C., its General Partner
By:
Name:
Title:

GSCP V EDMC HOLDINGS, L.P.
By:	GSCP V EDMC GP, L.L.C., its general partner
By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

LEEDS EQUITY PARTNERS IV, L.P.
By:	Leeds Equity Associates IV, L.L.C., its general partner
By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

LEEDS EQUITY PARTNERS IV CO-INVESTMENT FUND A, L.P.
By:	Leeds Equity Associates IV, L.L.C., its general partner
By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

LEEDS EQUITY PARTNERS IV CO-INVESTMENT FUND B, L.P.
By:	Leeds Equity Associates IV, L.L.C., its general partner
By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

PROVIDENCE EQUITY PARTNERS V L.P.

By:	Providence Equity Partners GP V L.P., its general partner

By:	Providence Equity Partners V LLC, its general partner

By:
Name:
Title:

PROVIDENCE EQUITY PARTNERS V-A L.P.

By:	Providence Equity Partners GP V L.P., its general partner

By:	Providence Equity Partners V LLC, its general partner

By:
Name:
Title:

PROVIDENCE EQUITY PARTNERS IV L.P.

By:	Providence Equity GP IV L.P.,
its general partner

By:	Providence Equity Partners IV L.L.C., its general partner

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

PROVIDENCE EQUITY OPERATING PARTNERS IV L.P.

By:	Providence Equity GP IV L.P.,
its general partner

By:	Providence Equity Partners IV L.L.C.,
its general partner

By:
Name:
Title:

PEP EDMC L.L.C.

By:
Name:
Title:

[Signature Page to Restructuring Support Agreement]

Exhibit A

Term Sheet

[See Following Page]

EDUCATION MANAGEMENT LLC, ET AL.

RESTRUCTURING TERM SHEET

September 4, 2014

THIS RESTRUCTURING TERM SHEET (TOGETHER WITH THE ANNEXES ATTACHED TO IT, THIS “TERM SHEET”) DESCRIBES THE MATERIAL TERMS OF A PROPOSED RESTRUCTURING (THE “RESTRUCTURING”) PURSUANT TO WHICH EDUCATION MANAGEMENT LLC (THE “BORROWER”), ITS PARENT ENTITIES AND ITS SUBSIDIARIES (COLLECTIVELY, THE “COMPANY”) WILL RESTRUCTURE THEIR INDEBTEDNESS UNDER INTER ALIA (I) THAT CERTAIN SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 13, 2007, AS AMENDED AND RESTATED AS OF DECEMBER 7, 2010 AND AS TO BE FURTHER AMENDED AND RESTATED AS OF SEPTEMBER 5, 2014 (AS AMENDED, THE “EXISTING CREDIT AGREEMENT”), (II) THAT CERTAIN INDENTURE, DATED AS OF MARCH 5, 2013 (AS AMENDED, THE “OLD INDENTURE”), PURSUANT TO WHICH THE BORROWER ISSUED SENIOR CASH PAY/PIK NOTES DUE JULY 1, 2018 (THE “CASH PAY/PIK NOTES”) AND (III) THAT CERTAIN INDENTURE, TO BE DATED AS OF SEPTEMBER 5, 2014 (THE “NEW INDENTURE”) PURSUANT TO WHICH THE BORROWER ISSUED SENIOR PIK TOGGLE NOTES DUE JULY 1, 2018 (THE “PIK NOTES” AND TOGETHER WITH THE CASH PAY/PIK NOTES, THE “NOTES”).

THIS TERM SHEET DOES NOT CONSTITUTE AN OFFER OF SECURITIES. ANY SUCH OFFER WILL COMPLY WITH ALL APPLICABLE SECURITIES LAWS. THIS TERM SHEET IS SUBJECT TO ALL EXISTING CONFIDENTIALITY AGREEMENTS, INCLUDING THE CONFIDENTIALITY PROVISIONS OF THE EXISTING CREDIT AGREEMENT.

OVERVIEW

Restructuring Summary

The Company, Consenting Lenders, Consenting Noteholders and Consenting Shareholders have entered into that certain Restructuring Support Agreement, dated as of September 4, 2014 (the “RSA”), to which this Term Sheet is attached and pursuant to which the Company, such Consenting Lenders, Consenting Noteholders and Consenting Shareholders agree to support and consummate the Restructuring consistent with the terms of this Term Sheet.

Pursuant to the Restructuring, (i) in exchange for the outstanding loans under the Existing Credit Agreement (the “Loans”) and Notes, the lenders under the Existing Credit Agreement (the “Lenders”) and holders of Notes (collectively, the “Holders”), as applicable, will receive a combination of (x) New Term Loans, (y) New Preferred, and (z) New A Warrants (each as defined below); provided, a portion of the outstanding revolving Loans under the Existing Credit Agreement (the “Revolving Loans” and Loans, other than Revolving Loans, “Term Loans”) will be paid down, and all letters of credit issued under the Existing Credit Agreement (the “Existing

LCs”) will be reinstated, in connection with the establishment of the New Revolving Facility (as defined below). In addition, the creditors in respect of the Bilateral LC Facilities (as defined below) will agree to extend such facilities as described below.

Contemporaneous Alterations to Capital Structure

Contemporaneous with entry into the RSA, the following alterations to the Company’s capital structure will be made:

•       Pursuant to the terms of that certain Amendment Agreement, to be dated as of September 5, 2014 (the “Amendment Agreement”), each Consenting Lender (i) holding revolving commitments under the Existing Credit Agreement has agreed inter alia to extend the maturity of its revolving commitments to July 2, 2015 and to accept payment of interest (but not, for the avoidance of doubt, letter of credit fees) in kind or as a credit (rather than in cash) through and including June 30, 2015 and (ii) holding Term Loans has agreed inter alia that no amortization payments will be payable with respect to the Term Loans on or prior to June 30, 2015 and to accept the payment of interest in kind (rather than in cash) through and including June 30, 2015. In addition, pursuant to the Amendment Agreement, (x) the “Total Leverage Ratio” and “Interest Coverage Ratio” covenants in the Existing Credit Agreement shall not apply to fiscal quarters up to and including the fiscal quarter ending June 30, 2015, and (y) the Pledge and Security Agreement (as defined in the Existing Credit Agreement) has been amended to provide for the payment of Priority Obligations (as defined in the Existing Credit Agreement) prior to Non-Priority Obligations (as defined in the Existing Credit Agreement) in connection with any realization by the collateral agent under the Existing Credit Agreement on the collateral securing such obligations. LENDERS WHO DO NOT EXECUTE THE RSA AND CONSENT TO THE RESTRUCTURING WILL HOLD ONLY NON- PRIORITY OBLIGATIONS UNDER THE EXISTING CREDIT AGREEMENT. ACCORDINGLY, IF THE RESTRUCTURING IS IMPLEMENTED THROUGH AN ARTICLE 9 SALE AS CONTEMPLATED BELOW, NON-CONSENTING LENDERS MAY RECEIVE NO DISTRIBUTION ON ACCOUNT OF THEIR CLAIMS.

•       Each Consenting Lender will be paid a consent yield equal to its ratable share (based on the entitlement of such Consenting Lender to receive Tranche B Term Loans as set forth below under “Treatment of Term Loans”) of $150 million (the “Consent Amount”). Each Consenting Lender will have its portion of the Consent Amount added to its claim immediately prior to the consummation of the Restructuring on the Restructuring Effective Date. The Consent Amount will be payable on the Restructuring Effective Date in Tranche B Term Loans. The payment of the Consent Amount to each Consenting Lender will reduce the amount of Tranche B Term Loans otherwise available for distribution to the Lenders as set forth below under “Treatment of Term Loans”. LENDERS WHO DO NOT EXECUTE THE RSA AND CONSENT TO THE RESTRUCTURING WILL NOT BE ENTITLED TO A SHARE OF THE CONSENT AMOUNT. ACCORDINGLY, IF THE RESTRUCTURING IS IMPLEMENTED THROUGH AN INTERCOMPANY SALE AS CONTEMPLATED BELOW, NON-CONSENTING LENDERS, IF THEY RECEIVE ANY DISTRIBUTION ON ACCOUNT OF THEIR CLAIMS, WILL NOT RECEIVE THE APPLICABLE PORTION OF TRANCHE B TERM LOANS AND THEIR DISTRIBUTION WILL BE SUBJECT TO THE TRANCHE B TERM LOANS DISTRIBUTED TO CONSENTING LENDERS ON ACCOUNT OF THE CONSENT YIELD.

•       Pursuant to that certain Exchange Agreement, to be dated as of September 5, 2014, executed by the Issuers (as defined in the Old Indenture) and certain Holders of Cash Pay/PIK Notes, such Holders have participated in a private exchange offer pursuant to which they exchanged their Cash Pay/PIK Notes for PIK Notes.

TREATMENT OF CLAIMS AND INTERESTS[5]

Treatment of Existing Letters of Credit under the Existing Credit Agreement	$107.593 million of Existing LCs will be rolled into, and deemed issued under, the New Credit Agreement (as defined in the New Credit and Guaranty Agreement Summary of Terms and Conditions attached here to as Annex A (the “New Credit Agreement Term Sheet”)) on the effective date of the Restructuring (the “Restructuring Effective Date”) and will be extended on an evergreen basis; provided that no such letter of credit shall have an expiration date later than five (5) business days prior to the maturity date for the New Revolving Facility set forth in the New Credit Agreement Term Sheet.

Treatment of Existing Letters of Credit under the Bilateral LC	Each of (i) the cash collateralized Letter of Credit Facility Agreement, dated as of November 30, 2011 (as amended from time to time, the “BoA LC Facility”), among the Borrower, the guarantors party thereto and Bank of America, N.A. and (ii) the cash collateralized Letter of Credit Facility

[5]	The treatment set forth herein assumes the voluntary participation of all Lenders and all Holders and all Company creditors in respect of the Bilateral LC Facilities and the Applicable Swaps in the Restructuring and the execution by each of them of the RSA (or, in the case of the Holders, tendering in the Exchange Offer) and by each Lender of the Amendment Agreement (the “Full Consent Condition”). Certain additional considerations that apply in the event such full participation is not achieved are set forth below under “Implementation”.

Facilities

Agreement, dated as of March 9, 2012 (as amended from time to time, the “BNP LC Facility” and together with the BoA LC Facility, the “Bilateral LC Facilities”), among the Borrower, the guarantors party thereto and BNP Paribas, shall be extended until the maturity date for the New Revolving Facility set forth in the New Credit Agreement Term Sheet.

The terms of the Bilateral LC Facilities shall otherwise remain unchanged, other than (with the consent of Bank of America, N.A. or BNP Paribas, as applicable) modifications necessary to optimize cash management to the extent possible.

Treatment of Revolving Loans

•       Revolving Loan Paydown: $150 million of principal amount of Revolving Loans will be repaid in cash at par on the Restructuring Effective Date (the “Revolving Loan Paydown”) and such amount will be available to be re-borrowed as set forth below; each Lender holding Revolving Loans will receive its pro rata share of the Revolving Loan Paydown and will participate ratably in the New Revolving Facility (as defined below) under the New Credit Agreement as a New Revolving Lender (as defined below).

•       Unpaid Revolving Loans: Remaining outstanding Revolving Loans (approximately $70 million) will be treated as set forth below under “Treatment of Term Loans” below.

Treatment of Term Loans

Each Lender holding Term Loans and remaining outstanding Revolving Loans (as described above) will receive the following on a pro rata basis (it being understood that the pro rata calculation will include principal amounts as of the date hereof and accrued interest through September 30, 2014 in respect of Term Loans, but not Revolving Loans):

•       Tranche A Term Loans: $150 million of new first lien senior secured tranche A term loans (the “Tranche A Term Loans”) deemed extended to the Borrower or New EM Holdings (as defined below under the heading “Implementation”) (as applicable, the “New Borrower”) under the New Credit Agreement, as further described in the New Credit Agreement Term Sheet;

•       Tranche B Term Loans: $250 million of new first lien senior secured tranche B term loans (the “Tranche B Term Loans”, and together with the Tranche A Term Loans, the “New Term Loans”) deemed extended to the New Borrower under the New Credit Agreement, as further described in the New Credit Agreement Term Sheet; provided that in the event any letters of credit issued or deemed issued under the New Credit Facility are drawn and are not reimbursed, Tranche B Term Loans in an amount equal to the amount drawn on any such letters of credit shall be automatically converted to Tranche A Term Loans; provided further (x) to the extent such letters of credit are subsequently reimbursed, such converted Tranche A Term Loans shall revert to Tranche B Term Loans and (y) the aggregate amount of any Tranche B Term Loans converted into Tranche A Term Loans pursuant to this provision shall not at any time exceed $107.5 million;

•       Optionally Convertible Preferred: $200 million of new optionally convertible preferred stock of Education Management Corporation, a Pennsylvania corporation (“Parent”), as further described in Annex B hereto (the “Preferred A-1”); and

•       Mandatorily Convertible Preferred: $[Z][6] of new mandatorily convertible preferred stock of Parent, as further described in Annex C hereto (“Preferred A-2”).

Treatment of Notes

Each Holder of Notes will receive its pro rata share of the following:

•       Mandatorily Convertible Preferred: Approximately $219[7] million of new mandatorily convertible preferred stock of Parent, as further described in Annex D hereto (“Preferred B” and together with the Preferred A-1 and Preferred A-2, the “New Preferred”); and

•       Warrants: Warrants for 10% of the fully-diluted (excepting MIP (as defined below) awards) common equity of Parent with a strike price based on a $1.25 billion total enterprise value of Parent (“New A Warrants”).

Swap Counterparties

•       Each counterparty to a swap or other hedging arrangement with the Company secured under the Existing Credit Agreement (“Applicable Swaps”) will receive on account of the termination value of their net positions a ratable share of Tranche A Term Loans, Tranche B Term Loans, Preferred A-1 and Preferred A-2.

Existing Shareholders

•       Existing shareholders will retain 4.0% common stock of Parent, after giving pro forma effect to the conversion of the New Preferred, assuming the voluntary conversion of the Preferred A-1, and subject to further dilution on account of the exercise of any New Warrants (as defined below) and the MIP.

[6]	Z = Principal of Loans (as of the date hereof) + accrued, non-default interest through September 30, 2014 in respect of the Term Loans + consenting swap termination value – $600mm – Revolving Loan Paydown of $150mm
[7]

Assuming unanimous consent, the amount will be equal to the principal amount of Notes as of today, plus accrued interest through September 30, 2014, to the extent not paid in cash prior to the Restructuring Effective Date.

•       Existing shareholders will receive a ratable distribution of warrants for 5% of the fully-diluted (excepting MIP awards) common equity of Parent with a strike price based on an enterprise value of Parent that would imply a par return on the Notes (“New B Warrants” and together with the New A Warrants, the “New Warrants”)

•       The Consenting Shareholders will approve an increase in the number of authorized shares of common stock in an amount at least sufficient for conversion of the New Preferred, for the exercise of the New Warrants and for grants under the new MIP.

•       In addition, the Consenting Shareholders will consent to amend, as applicable, the existing shareholders agreement, the existing articles of incorporation and the bylaws as necessary to implement the agreements set forth below under “Corporate Governance”.

RESTRUCTURED OBLIGATIONS

New Revolving Facility

The New Revolving Lenders will make available to the Borrower a first lien senior secured revolving credit facility (the “New Revolving Facility”) in aggregate principal amount equal to $150 million (the “New Draw Subfacility”) plus $107.593 million of the Existing LCs (the “LC Only Subfacility”).

The LC Only Subfacility and up to $100 million of the New Draw Subfacility will be available for the issuance of letters of credit for the account of the Borrower, its parent entities and its subsidiaries; provided, that following the second anniversary of the Restructuring Effective Date, the portion of the New Draw Subfacility available for letters of credit shall be reduced to the greater of $50 million and the portion thereof then in use for letters of credit. The amount of the New Revolving Facility available for letters of credit from time to time is referred to herein as the “LC Sublimit”.

The principal terms of the New Revolving Facility are set forth in the New Credit Agreement Term Sheet attached hereto.

Terms of New Term Loans	The principal terms of the New Term Loans are set forth in the New Credit Agreement Term Sheet attached hereto as Annex A.

Terms of New Preferred

See Annexes B, C and D attached hereto.

All three series of the New Preferred will be treated on a pari passu basis upon the occurrence of a Liquidation Event (as defined below).

Upon conversion of all of the New Preferred (including the voluntary conversion of the Preferred A-1), the holders thereof will hold 96% of the outstanding common shares of Parent (prior to dilution on account of the exercise of any New Warrants and the new MIP).

Restrictions to be agreed to prevent any single holder from 25.0% or more of the outstanding common equity of Parent.

Terms of the New A Warrants

•       Exercisable at the option of the holders into 10% of fully-diluted (exclusive of the MIP) common equity of Parent at a strike price based on $1.25 billion total enterprise value

•       Expiration: 7 years

•       Exercisable immediately following Parent’s obtaining requisite approval from the Applicable Regulators for the Change of Control (as defined below) and due authorization of the underlying common stock, on a cashless basis, but in no event to the extent the exercise thereof would result in the holder owning 25.0% or more of the outstanding common equity of Parent

•       Subject to customary anti-dilution protection

Terms of the New B Warrants

•       Exercisable at the option of the holders into 5% of fully-diluted (exclusive of the MIP) common equity of Parent at a strike price based on a par recovery for the Notes

•       Expiration: 7 years

•       Exercisable immediately following Parent’s obtaining requisite approval from the Applicable Regulators for the Change of Control (as defined below) and due authorization of the underlying common stock, on a cashless basis, but in no event to the extent the exercise thereof would result in the holder owning 25.0% or more of the outstanding common equity of Parent

•       Subject to customary anti-dilution protection

IMPLEMENTATION AND GENERAL PROVISIONS

Implementation

The transactions described in this Term Sheet will be implemented through an out-of-court restructuring that will be fully consensual to the extent the Full Consent Condition is satisfied, and otherwise through an intercompany sale (which sale could, but need not be, implemented under Article 9 of the Uniform Commercial Code) (the “Intercompany Sale”). In the event of an Intercompany Sale, Parent’s existing direct subsidiary, Education Management Holdings LLC (and/or certain of its intermediate holding company subsidiaries) would be replaced in Parent’s educational institutions’ ownership tree by a newly formed, wholly owned subsidiary (or subsidiaries) of Parent (“New EM Holdings”). All of the Company’s educational institutions would remain wholly owned, indirect subsidiaries of Parent itself, with no effect on ultimate ownership, governance or control.

The Company will use commercially reasonable efforts (i) to commence as promptly as practicable an exchange offer (the “Exchange Offer”) for the Notes held by the Holders in which the Company will offer the consideration for the Notes contemplated hereby and (ii) to otherwise satisfy the Full Consent Condition.

In the event of an Intercompany Sale, the treatment of claims and interests set forth above shall be modified as follows:

•       the New Revolving Facility and New Term Loans under the New Credit Agreement will be established at New EM Holdings, which will assume the liabilities under, or otherwise provide a full and unconditional guarantee of the obligations in respect of, the Existing LCs on a pari passu secured basis with the New Revolving Loans and Tranche A Term Loans[8]; (ii) the Revolving Loan Paydown will be made ratably only to Revolving Lenders that consent to the RSA and to provide their ratable share of the New Revolving Facility; and (iii) the portion of the Revolving Loans that does not receive the Revolving Loan Paydown will be considered as unpaid Revolving Loans;

•       (i) to the extent the Intercompany Sale is effectuated as an Article 9 sale, the aggregate consideration in connection with the Intercompany Sale will be distributed by New EM Holdings (which may engage a disbursing agent, reasonably acceptable to the Requisite Lenders (as defined in the Existing Credit Agreement) for such purpose) in

[8]	The Consenting Revolving Lenders will accept the rolling of the Existing LCs into the New Credit Agreement in satisfaction of the contingent liability under the Existing Credit Agreement.

accordance with the “collateral proceeds waterfall” set forth in Section 7.2 of the Pledge and Security Agreement (as amended by Amendment Agreement) and other applicable provisions of the Existing Credit Agreement and related Pledge and Security Agreement; or (ii) to the extent the Intercompany Sale is not effectuated as an Article 9 Sale, Consenting Lenders will accept in consideration of their existing Loans the consideration set forth herein when transferred to the Borrower by New EM Holdings;

•       either (i) Consenting Noteholders will exchange their Notes for the consideration contemplated above immediately prior to consummation of the Intercompany Sale or (ii) contractual arrangements satisfactory to such Consenting Noteholders will be made with Parent and New EM Holdings prior to the Intercompany Sale to effectuate such exchange of Notes as promptly as possible following the Intercompany Sale; and

•       the New Preferred to be issued as consideration in the restructuring will first be issued by Parent to New EM Holdings, prior to distribution to the applicable Consenting Creditors as set forth herein.

Corporate Governance

Pre-Change of Control Governance:

Prior to Parent’s obtaining requisite approval from the Applicable Regulators for the Change of Control, the following corporate governance terms shall apply:

•       Holders of a majority of the outstanding New Preferred who consented to the Restructuring will be entitled to appoint two (2) directors to the Parent Board (the “Preferred Directors”) (it being agreed that the size of the Parent Board will be increased to add the Preferred Directors in connection with implementing the Restructuring to the extent there is no vacancy for them to fill).

•       The Parent Board will create a new committee (the “Regulatory Approval Committee”), which will be authorized to oversee the process by which pre-closing regulatory approval of the change of control that will result from the conversion of the New Preferred and exercise of New Warrants into common stock of Parent (the “Change of Control”) will be sought from the U.S. Department of Education, applicable accreditation bodies and applicable state regulators (collectively, the “Applicable Regulators”). The Regulatory Approval Committee will consist of the Preferred Directors and two (2) existing directors on the Parent Board (to be selected by the Parent Board).

•       The Company shall appoint a special consultant (in consultation with and reasonably acceptable to a majority of the Consenting Lenders) to advise the Company and the Parent Board concerning cost-savings and related measures.

Post-Change of Control Governance:

After Parent’s obtaining requisite approval from the Applicable Regulators for the Change of Control, corporate governance terms shall be usual and customary for transactions of this type, including an agreement among shareholders allowing “significant holders” (to be defined in a manner to be reasonably agreed) to nominate and have elected members of the board of directors, co-sale rights, preemptive rights, information rights and registration rights (vis-à-vis Parent common stock), in each case, to be reasonably agreed and negotiated in good faith among the Company and the Consenting Creditors.

Management Incentive Plan	It is agreed that a Management Incentive Plan (“MIP”) will be implemented by the Parent Board and allocated to individual managers on the Restructuring Effective Date. The MIP will be reasonably agreed and negotiated with management in good faith, taking into account both the initial capital structure of the Company upon the Restructuring Effective Date, and the capital structure after giving effect to the mandatory conversion of the Preferred A-2 and Preferred B following receipt of approval by the Applicable Regulators of the Change of Control and due authorization of the common stock into which the New Preferred converts.

Definitive Documents	This Term Sheet does not include a description of all of the terms, conditions and other provisions that will be contained in the definitive documentation governing the Restructuring (which shall be in form and substance reasonably satisfactory to each of the Company, the Consenting Creditors and the Consenting Shareholders (provided, however, that only the Company and the Consenting Creditors shall have consent rights over any documents to which the Consenting Shareholders are not party), contain terms, conditions and other provisions, each customary for the transactions described herein and shall be consistent in all respects with the RSA and this Term Sheet unless otherwise agreed to pursuant to the terms of the RSA) (the “Definitive Documents”).

Tax Issues	The Restructuring shall be structured to preserve favorable tax attributes to the extent practicable and not materially adverse to the Consenting Creditors.

Releases	At or prior to the closing of the Restructuring the Company and the Restructuring Support Parties will execute mutual releases (for the avoidance of doubt, including for the benefit of each of their respective current and former officers, directors, affiliates, attorneys and advisors and the agents and trustees in respect of the Existing Credit Agreement and Notes) of claims, obligations, etc. arising prior to the consummation of the Restructuring; provided, however, that such releases shall not waive or release any claim or cause of action arising out of (a) any express contractual obligation owing by any such party, including under the RSA (or the definitive documentation with respect thereto) and under any applicable confidentiality agreement, (b) the willful misconduct, intentional fraud or criminal conduct of any such party or (c) the actions or inactions of such party following the Restructuring Effective Date.

Indemnification	The definitive documents in respect of the Restructuring will provide that all existing indemnification and exculpation agreements and arrangements (including “D&O” insurance) that are in place for the benefit of officers and directors of the Company will continue to remain in effect, on terms no less favorable than in existence as of today, following the Restructuring Effective Date (including, in the case of insurance, for not fewer than six years). Without limitation of the generality of the foregoing, the Company shall be required to indemnify the officers and directors of the Company from any and all claims arising out of or relating to the consummation of the Restructuring.

Annex A

$657.6 MILLION NEW CREDIT AND GUARANTY AGREEMENT

SUMMARY OF TERMS AND CONDITIONS

Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in that certain Restructuring Support Agreement, dated as of September 4, 2014 (the “RSA”), by and among the Borrower, the Guarantors, the Consenting Creditors and the Consenting Shareholders.

Borrower:	The New Borrower

Holdings	Education Management Holdings LLC, a Delaware limited liability company (“Holdings”)[9]

Parent	Education Management Corporation, a Pennsylvania corporation (the “Parent”)

Administrative Agent:	U.S. Bank, National Association

Guarantees:

All obligations of the Borrower under the New Credit and Guaranty Agreement and, at the Borrower’s option, any or all obligations of the Parent, Holdings, the Borrower or any of its subsidiaries under any interest rate protection or other swap or hedging arrangements and cash management arrangements, in each case entered into with a New Lender (as defined below), the Administrative Agent or any affiliate of a New Lender or the Administrative Agent at the time such transaction is entered into (“Hedging/Cash Management Arrangements”) will, in each case, be unconditionally guaranteed jointly and severally on a senior basis by the Parent, Holdings and each existing and subsequently acquired or organized direct or indirect wholly-owned domestic subsidiary of the Borrower (the “Guarantors”) (and, with respect to obligations of the Parent, Holdings or any subsidiary under any Hedging/Cash Management Arrangements, the Borrower); provided that the Guarantors shall not include any Excluded Subsidiary (as defined below) (it being understood that the Guarantors shall include each guarantor under the Existing Credit Agreement as of the date hereof).

“Excluded Subsidiary” means (a) any subsidiary that is prohibited by applicable law or by contractual obligations existing on the closing date of the New Credit Facilities from guaranteeing the obligations or as to which guaranteeing the obligations would require

[9]	To the extent the Restructuring is implemented through an Intercompany Sale, all references herein to Holdings shall be deemed deleted.

Annex A-1

governmental, regulatory or accrediting body consent, approval, license or authorization (including any subsidiary that directly owns or operates a school and as such is restricted by applicable law or accreditation requirements from guaranteeing the obligations) (in each case, only for so long as such consent, approval, license or authorization is not obtained), (b) any subsidiary that is a direct or indirect subsidiary of a foreign subsidiary that is a “controlled foreign corporation” within the meaning of Section 957 of the Internal Revenue Code (a “CFC”), (c) any subsidiary that, for U.S. federal income tax purposes, owns no material assets other than equity interests of one or more direct or indirect foreign subsidiaries that are CFCs and (d) any subsidiary as to which the burden or cost of obtaining a guarantee outweighs the benefit to the New Lenders (as reasonably determined by the Administrative Agent (as defined below) and the Borrower), including any inactive subsidiary having less than $100,000 of assets, provided that the aggregate amount of assets of all such inactive subsidiaries shall not exceed $1,000,000 at any given time.

Credit Facilities:

(i)     First lien senior secured revolving credit facility (the “New Revolving Facility”) in an aggregate principal amount of $150 million + $107.593 million of Existing LCs, denominated in US Dollars (the loans thereunder the “New Revolving Loans” (and together with letters of credit thereunder, the “New Revolving Credits”) and the lenders thereunder the “New Revolving Lenders”);

(ii)    First lien senior secured tranche A term loan facility (the “TLA Facility”), consisting of a $150 million US Dollar denominated term loan (the “Tranche A Term Loans” and the lenders thereunder the “TLA Lenders”); and

(iii)  First lien senior secured tranche B term loan facility (the “TLB Facility”), consisting of a $250 million US Dollar denominated term loan (the “Tranche B Term Loans” and the lenders thereunder the “TLB Lenders”); provided that in the event any letters of credit issued or deemed issued under the New Credit Facility are drawn and are not reimbursed, Tranche B Term Loans in an amount equal to the amount drawn on any such letters of credit shall be automatically converted to Tranche A Term Loans; provided further (x) to the extent such letters of credit are subsequently reimbursed, such converted Tranche A Term Loans shall revert to Tranche B Term Loans and (y) the aggregate amount of any Tranche B Term Loans converted into Tranche A Term Loans pursuant to this provision shall not at any time exceed $107.5 million.

Annex A-2

The New Revolving Credits, together with the Tranche A Term Loans, are referred to herein as the “Priority Obligations”.

The New Revolving Loans, Tranche A Term Loans and Tranche B Term Loans are referred to herein as the “New Loans”.

The New Revolving Facility, the TLA Facility and the TLB Facility are collectively referred to herein as the “New Credit Facilities”.

The TLA Lenders and the TLB Lenders are collectively referred to herein as the “New Term Lenders” and the New Term Lenders and the New Revolving Lenders are collectively referred to herein as the “New Lenders”.

Priority:	Other than with respect to cash collateral segregated for the benefit of the New Revolving Facility, as described below, the definitive documents in respect of the New Credit Facilities shall provide that, upon the occurrence and continuation of an Event of Default, proceeds of collateral shall be applied to repay the New Revolving Loans and Tranche A Term Loans (and cash collateralize letters of credit) ratably before such proceeds shall be applied to repay the Tranche B Term Loans and Hedging/Cash Management Arrangements ratably (the “Collateral Proceeds Waterfall”).

Letters of Credit:	At the Borrower’s option, an amount of the New Revolving Facility up to the LC Sublimit will be available for the issuance of letters of credit by New Revolving Lenders acceptable to the Borrower with the consent of the Administrative Agent and each such New Revolving Lender (such consent not to be unreasonably withheld or delayed) (each an “Issuing Bank”); provided however, any Existing LCs that are terminated (and not immediately replaced) or reduced shall reduce letter of credit availability by the amount so terminated or reduced and any excess cash collateral for such terminated or reduced amounts shall be returned to the Borrower for liquidity purposes.

Maturities:	(i) New Revolving Facility: March 31, 2019 (ii) TLA Facility: July 2, 2020 (iii) TLB Facility: July 2, 2020 Eachdate above is referred to herein as a “Maturity Date”.

Interest Rates:	All amounts outstanding under the New Credit Facilities will bear interest, at the Borrower’s option, at a rate per annum equal to:

Annex A-3

(i) with respect to the Tranche A Term Loans and New Revolving Loans:

(a)    base rate plus 3.50% per annum; or

(b)    LIBOR plus 4.50% per annum; and

(ii) subject to section (iii), with respect to the Tranche B Term Loans:

(a)    base rate plus 6.50% per annum; or

(b)    LIBOR plus 7.50% per annum.

LIBOR Floor of 1.00% in respect of all New Loans

(iii) All interest with respect to the New Revolving Loans and Tranche A Term Loans will be paid in cash, (a) for loans accruing interest at a rate based on LIBOR, at the end of each interest period and, for interest periods of greater than 3 months, every three months and (b) for loans accruing interest based on the base rate, quarterly.

With respect to Tranche B Term Loans, the component of interest equal to LIBOR (subject to the LIBOR Floor) plus 1.0% per annum or base rate, as applicable will be paid in cash. At the Borrower’s election, the remaining interest in respect of Tranche B Term Loans shall be paid in cash or capitalized and treated for all purposes as outstanding principal amount thereof, (a) for loans accruing interest at a rate based on LIBOR, at the end of each interest period and, for interest periods of greater than 3 months, every three months and (b) for loans accruing interest based on the base rate, quarterly; provided, however, that (i) interest in respect of the Tranche B Term Loans will be payable entirely in cash from and after the first interest payment date that is 2 years after the closing date of the New Credit Facilities and (ii) all accrued and uncapitalized interest in respect of the Tranche B Term Loans due and payable on the applicable Maturity Date and on each date of prepayment with respect to the amount of principal prepaid shall be paid in cash.

Commitment Fee:	(i) 0.375% per annum on the daily average undrawn portion of the New Revolving Facility (reduced by the face amount of letters of credit issued and outstanding thereunder, including the Existing LCs) will accrue from the closing date of the New Credit Facilities and be payable in cash quarterly in arrears ratably to the lenders under the New Revolving Facility (with exceptions for defaulting lenders under the New Revolving Facility) and (ii) a one-time fee in the aggregate amount of $2.4 million payable ratably to the lenders under the New Revolving Facility on September 30, 2014.

Annex A-4

Letter of Credit Fee:

A per annum fee equal to 4.50% under the New Revolving Facility will accrue for the account of New Revolving Lenders (other than defaulting lenders under the New Revolving Facility) on the aggregate face amount of outstanding letters of credit thereunder payable in cash, at the end of each quarter and upon the termination of the respective letter of credit, in each case for the actual number of days elapsed over a 360-day year.

In addition, the Borrower shall pay in cash to each Issuing Bank, for its own account, customary issuance and administration fees and a fronting fee equal to 0.125% per annum on the face amount of each letter of credit.

Amortization:	No amortization will be required with respect to the New Loans.

Voluntary Prepayments and Commitment Reductions:

Voluntary reductions of the unutilized portion of the New Revolving Facility commitments and voluntary prepayments of New Revolving Loans will be permitted at any time, in minimum principal amounts of $1,000,000 or in integral multiples of $500,000 in excess thereof, without premium or penalty.

The Borrower may make voluntary prepayments of the Tranche A Term Loans and Tranche B Term Loans, in each case, in whole or in part at any time, in minimum amounts of $1,000,000 or in integral multiples of $500,000 excess thereof, without premium or penalty.

Any voluntary permanent reduction of the New Revolving Facility commitments shall be accompanied by a ratable prepayment of the principal amount of Tranche A Term Loans, and vice versa. No voluntary prepayments of Tranche B Term Loans shall be permitted until the New Revolving Loans and Tranche A Term Loans have been paid in full and all letters of credit issued under the New Revolving Facility have been terminated or cash collateralized and thereafter any voluntary prepayment of Tranche B Term Loans shall be accompanied by the cash collateralization of the New Revolving Facility commitment in an amount equal to such payment (with no permanent reduction in such commitment unless so directed by the Borrower) until such New Revolving Facility commitment is fully cash collateralized.

Mandatory Prepayments and Commitment Reductions:	Substantially similar to the Existing Credit Agreement in respect of asset sales (in respect of any individual asset sale, in excess of $2.5 million and, in respect of all asset sales over the life of the New Credit Facilities, in excess of $10 million in the aggregate), condemnation/insurance proceeds, issuance of debt and revolving facility usage in excess of commitments; provided that there will be no excess cash flow sweep for the Company’s fiscal year 2015.

Annex A-5

Application of Proceeds: The proceeds of each mandatory prepayment (other than as required in connection with revolving facility usage exceeding New Revolving Facility commitments) (i) first, will be applied equally (i.e. on a dollar for dollar basis, with 50% of such aggregate amount being paid to the New Revolving Lenders and 50% of such aggregate amount being paid to the TLA Lenders) to the Priority Obligations, and with respect to the New Revolving Credits, with such proceeds first being applied to cash collateralize letters of credit (with such cash collateral to be held at a depositary institution that is a New Revolving Lender) and thereafter to reduce the New Revolving Facility commitment until such commitment equals $125 million, (ii) second, will be applied to repay the remainder of the Tranche A Term Loans in full and (iii) third, will be applied equally (i.e. on a dollar for dollar basis, with 50% of such aggregate amount being paid to the New Revolving Lenders and 50% of such aggregate amount being paid to the TLB Lenders) to Tranche B Term Loans and to cash collateralize the remaining $125 million New Revolving Facility commitment (with no permanent reduction in such commitment unless so directed by the Borrower).

Security:	Substantially all assets of Borrower and Guarantors, subject to substantially the same exceptions as set forth in the Existing Credit Agreement (and in any event to include all “Collateral” under and as defined in the Existing Credit Agreement).

Conditions to All Borrowings:	The making of each extension of credit under the New Revolving Facility shall be conditioned upon (a) delivery of a customary borrowing/issuance notice, (b) the accuracy of representations and warranties in all material respects, (c) the absence of defaults or events of default at the time of, and after giving effect to the making of, such extension of credit, (d) the absence of a Material Adverse Effect on the Company taken as a whole as determined by the Requisite Lenders (as defined below) (which condition will be deemed satisfied unless the Company shall have received a written notice from the Requisite Lenders to the contrary) and (e) the absence of a regulatory fine, penalty, judgment, settlement, etc. in an amount in excess of $300 million that is not subject to appeal, covered by insurance or bonded.

Documentation Principles:	The definitive documentation with respect to the New Credit Facilities, including the new Credit and Guaranty Agreement (the “New Credit Agreement”), will, except as explicitly provided herein,

Annex A-6

contain only those mandatory prepayments, representations, warranties, affirmative and negative covenants and events of default, in each case, as contained in the Existing Credit Agreement, with changes and modifications (x) that reflect the terms of this term sheet or (y) to be negotiated in good faith in connection with and in light of the Restructuring and the passage of time and development of the business of Borrower and its Subsidiaries since the date of the Existing Credit Agreement.

Representations and Warranties:

Substantially similar to the Existing Credit Agreement, with the following changes, and others, if any, to be mutually agreed:

•       all schedules will be updated as of Restructuring Effective Date;

•       Material Adverse Effect (as defined below) qualifiers will be formulated substantially as follows: “except as would not reasonably be expected to have a Material Adverse Effect”;

•       MAE representation (i.e., Section 4.5(b) of the Existing Credit Agreement) will be made by reference to the Restructuring Effective Date and will exclude any event, development or circumstance in connection with, arising from or related to the adoption and enforcement of gainful employment regulations or from the settlement of disclosed litigation;

•       Non-contravention with law / order of governmental authority representation (i.e., Sections 4.2(b)(ii) and 4.2(c) of the Existing Credit Agreement) will be Material Adverse Effect qualified as concerns the Restructuring;

•       References to pro forma financial statements will be deleted from financial statements representation (i.e., Section 4.5(a)(ii) of the Existing Credit Agreement);

•       No litigation representation (i.e., Section 4.6 of the Existing Credit Agreement) will be subject to a schedule to include litigation and proceedings known as of the Restructuring Effective Date and the words “or contemplated” will be deleted; and

•       Customary representations with respect to FCPA, OFAC and compliance with anti-terrorism laws to be added.

Affirmative Covenants:	Substantially similar to the Existing Credit Agreement, subject to usual and customary exceptions and qualifications to be mutually agreed upon in good faith and consistent with the Documentation Principles.

Annex A-7

Negative Covenants:	Substantially similar to the Existing Credit Agreement, subject to usual and customary exceptions, qualifications and “baskets” to be mutually agreed upon in good faith and consistent with the Documentation Principles, it being agreed that (i) the interest rate protection covenant (i.e., Section 6.16 of the Existing Credit Agreement) will be deleted and (ii) the debt and lien covenants shall permit the incurrence of up to $25 million of incremental revolving, term loan or other indebtedness (whether under the New Credit Agreement or pursuant to a new facility (subject to customary intercreditor arrangements and provided that the terms of such facility do not conflict with the terms of the New Credit Agreement) and treating for this purpose any additional revolving commitments as being fully drawn when committed) (“Incremental Indebtedness”) on a pari passu basis with the Priority Obligations (both on a lien and claim basis), provided (a) the Revolving Lenders and TLA Lender shall have a ratable right of first refusal with respect to providing such Incremental Indebtedness and (b) the proceeds of such indebtedness shall not be used to repay the Tranche B Term Loans or any other junior indebtedness.

Financial Covenants:	None.

Events of Default:

Substantially similar to the Existing Credit Agreement, with the following changes: each of the bankruptcy (i.e., Section 8.1(f) of the Existing Credit Agreement), inability to pay debts (i.e., Section 8.1(g) of the Existing Credit Agreement) and judgment (i.e., Section 8.1(h) of the Existing Credit Agreement) defaults will only apply with respect to a Material Company (as defined below).

“Material Company” means (i) the Borrower, (ii) any Guarantor or (iii) any subsidiary of the Borrower that, together with its subsidiaries, has (x) EBITDA or (y) total assets representing, respectively, 2.0% or more of consolidated EBITDA or consolidated total assets, determined based on the most recently delivered audited financial statements of the Parent (it being understood that if the aggregate EBITDA and aggregate total assets of all non-Material Companies so determined shall exceed 5.0% of consolidated EBITDA or consolidated total assets, the Borrower shall designate one or more of such non-Non Material Companies as Material Companies in order to eliminate such excess).

Exercise of Remedies:	Substantially similar to the Existing Credit Agreement, with the following changes: upon the occurrence and continuance of (i) a payment default on the New Revolving Credit after the expiration of any cure period, (ii) an event of default under the New Credit

Annex A-8

Agreement as a result of a cross-acceleration of other indebtedness of the Company in excess of $50 million in aggregate amount, (iii) the maturity date of the New Revolving Credits or (iv) a bankruptcy, if the Requisite Lenders (as defined below) have not commenced the exercise of remedies under the Credit Agreement within 15 days with respect to clause (i), 90 days with respect to clause (ii) and the Business Day following the maturity date or bankruptcy, as applicable, with respect to clause (iii) or clause (iv), the Majority Revolving Lenders (as defined below) may commence the exercise of remedies with respect thereto until such time as such event is cured or the Requisite Lenders commence the exercise of remedies with respect thereto.

Voting:

Substantially similar to the Existing Credit Agreement (including existing provisions requiring the consent of each lender, or each affected lender, thereunder), with the following changes:

•       the written consent of the Supermajority Lenders shall be required to (i) amend or waive the ratable sharing provision (i.e., Section 2.17 of the Existing Credit Agreement, which shall be amended as necessary to conform to the other provisions of this term sheet), (ii) amend the Collateral Proceeds Waterfall or any other provision related to payment priority, pro rata sharing or related definitions, (iii) amend or waive the application of voluntary or mandatory prepayments provisions and (iv) amend or waive the following negative covenants:

•       Indebtedness; provided that, (i) the incurrence of any Incremental Indebtedness shall not require any Lender consent and (ii) up to an additional $25 million of Priority Obligations (treating for this purpose any additional New Revolving Facility commitments as being fully drawn when committed), or other indebtedness pari passu therewith, shall only require the consent of Requisite Lenders, in each case, conditioned on the proceeds of such Indebtedness being used by the Company for general corporate or working capital purposes other than to repay the Tranche B Term Loans or any other junior indebtedness (which additional obligations shall constitute New Revolving Loans or Tranche A Term Loans, as applicable, for purposes of calculating Supermajority Lenders, to the extent issued under the New Credit Agreement);

•       Restricted Payments: provided that cash dividends on the Preferred A-1 shall be permitted as set forth on Annex B of the RSA;

Annex A-9

•       Investments;

•       Transactions with Affiliates; provided that, any holder of New Preferred or New Loans shall not constitute an Affiliate; and

•       Change of Control Event of Default (other than any change of control contemplated by, or in connection with, the RSA).

•       the written consent of the Majority Revolving Lenders shall be required to amend or waive any condition to the extension of credit under the New Revolving Facility;

•       unanimous consent of the New Lenders shall be required to amend the definitions of Supermajority Lenders, Majority Revolving Lenders and Requisite Lenders; and

•       the Administrative Agent and the Borrower may, with the consent of the other, amend, modify or supplement the loan documentation to cure any ambiguity, omission, typographical error, mistake, defect or inconsistency if such amendment, modification or supplement does not adversely affect the rights of any New Lender or Issuing Bank.

“Supermajority Lenders” means New Lenders holding (i) until the Tranche A Term Loans are paid in full, at least 66 2⁄3 of the Tranche A Term Loans and 66  2⁄3 of the New Revolving Facility commitments and (ii) after the Tranche A Term Loans are paid in full, at least 66 2⁄3 of the New Revolving Facility commitments and a majority of the Tranche B Term Loans.

“Majority Revolving Lenders” means New Lenders holding at least a majority of the New Revolving Facility commitments.

“Requisite Lenders” means New Lenders holding a majority of the New Term Loans and New Revolving Facility commitments; provided that to the extent an undrawn letter of credit issued under the New Revolving Facility is cash collateralized, such amount held by New Revolving Lenders shall not be counted toward such threshold.

Annex A-10

Annex B

Preferred A-1 Term Sheet

Dividends	Payable quarterly at the discretion of the board of directors of Parent (the “Parent Board”) out of funds legally available therefore, if any, in cash at a rate of 7.50% per annum, when, as and if so declared (provided, that no dividends shall be payable during and for so long as any interest on any of the New Credit Facilities is being capitalized or otherwise “paid in kind”).

Liquidation Preference	The liquidation preference shall initially be $200 million (the “Initial A-1 Liquidation Preference”) and will accrue daily at 7.50% per annum, so long as no cash dividends are paid; if the Parent pays some or all accrued or current dividends in cash, the dividend and/or accrued Liquidation Preference will be reduced by the amount paid in cash (the accrued liquidation preference, after giving effect to any such payments, the “Accrued A-1 Liquidation Preference”). The Accrued A-1 Liquidation Preference will be payable upon liquidation, dissolution or winding up of the Company (each, a “Liquidation Event”) or a sale of the Company (a “Company Sale”), provided that such Liquidation Event or Company Sale occurs prior to the conversion of the Preferred A-1 to common stock.

Conversion	The Preferred A-1 will be convertible, in whole or in part, at any time or from time to time, at the option of the holder thereof, into common stock of Parent at a rate (the “A-1 Conversion Price”) of Initial A-1 Liquidation Preference per common share that is subject to customary adjustments/anti-dilution protections; provided that, no holder will be permitted to convert (i) prior to Parent’s obtaining requisite approval from the Applicable Regulators for the Change of Control and due authorization of the common stock into which the New Preferred converts or (ii) to the extent such conversion would result in the ownership of over 24.99% of the outstanding common shares of Parent. Upon conversion, any accrued dividends will be extinguished and will not convert into equity of Parent or otherwise remain an obligation of the Company. The initial A-1 Conversion Price will be set such that the aggregate Preferred A-1 is convertible into approximately[10] 20% of the total common stock of Parent, subject to dilution for the MIP and the New Warrants.

Mandatory Redemption	Parent shall have the option to redeem, in whole or in part, at any time and form time to time on not fewer than ten business days’ notice, the Preferred A-1 for an amount in cash equal to the Accrued A-1 Liquidation Preference then in effect; provided, the holders of the Preferred A-1 may elect to convert as set forth above rather than be redeemed.

[10]	Pending determination of full swap participation.

Annex B-1

Voting	The Preferred A-1 will be non-voting.

Covenants

•       Holders of the Preferred A-1 will be entitled to receive quarterly/annual financial statements and other customary information to be agreed.

•       Holders of a to be agreed upon percentage or more of the Initial A-1 Liquidation Preference shall, upon executing a customary non-disclosure agreement with Parent, be permitted to examine Parent’s corporate, financial and operating records and discuss its affairs, finances and accounts with its management, all at reasonable times during normal business hours upon reasonable advance notice; provided, that no such holder (or its transferee) shall be permitted to exercise such rights more than two (2) times during any calendar year.

•       Prohibition on Parent’s amending its governing documents in a manner that would materially adversely impact the rights of the holders of the Preferred A-1.

•       Certificate of designation for the Preferred A-1 will include covenants limiting Parent’s and its subsidiaries’ ability to incur indebtedness, make restricted payments, make acquisitions or investments in joint venture, enter into affiliate transaction or incur capital expenditures, all on terms substantially similar to (but no more restrictive than) the terms of such covenants as they appear in the New Credit Agreement, and the breach of which would entitle the holder to assert contractual remedies against Parent (including seeking injunctive relief).

•       Parent shall agree to commence and diligently pursue (and shall agree to engage a nationally recognized investment bank for such purpose) a sales process if requisite approval from the Applicable Regulators for the Change of Control has not been obtained by June 30, 2015 (and shall cause such investment bank to deliver a fairness opinion with respect to any transaction Parent seeks to consummate as a result of such sales process).

Board Observer Rights	Each person or group of persons holding New Preferred Stock with liquidation preference in excess of 30% of the sum of the Accrued A-1 Liquidation Preference of the Preferred A-1, the Accrued A-2 Liquidation Preference (as defined below) and the Accrued B Liquidation Preference (as defined below) shall have the right to appoint one (1) observer to the Parent Board (each a “Board Observer”). Each Board Observer shall, subject to executing a customary non-disclosure agreement with Parent, be entitled to attend Parent Board meetings (it being understood that Board Observers shall not be entitled to vote as a member of the Parent Board) and have his or her reasonable expenses of participating in Parent Board meetings reimbursed by the Company.

Annex B-2

Ranking	The Accrued A-1 Liquidation Preference will be pari passu with the Initial A-2 Liquidation Preference and the Initial B Liquidation Preference upon the occurrence of a Liquidation Event.

Annex B-3

Annex C

Preferred A-2 Term Sheet

Dividends	None.

Liquidation Preference	The liquidation preference shall initially be $[Z] (the “Initial A-2 Liquidation Preference”) and will accrue annually at 20% per annum (the accrued liquidation preference, the “Accrued A-2 Liquidation Preference”). The Accrued A-2 Liquidation Preference will be payable upon a Liquidation Event, but not on a Company Sale, provided that such Liquidation Event occurs prior to the conversion of the Preferred A-2 to common stock. In the event of a Company Sale prior to the conversion of the Preferred A-2 to common stock, the Accrued A-2 Liquidation Preference will be reduced or increased, as the case may be, to the amount that the holders thereof would have received in such Company Sale had the Preferred A-2 been converted to common stock immediately prior to such Company Sale, and such amount shall become payable upon such Company Sale.

Conversion	The Preferred A-2 will be mandatorily convertible, in whole, into common stock of Parent at a rate (the “A-2 Conversion Price”) of Initial A-2 Liquidation Preference per common share that is subject to customary adjustments/anti-dilution protections upon (i) Parent’s obtaining requisite approval from the Applicable Regulators for the Change of Control and (ii) due authorization of the common stock into which the New Preferred converts. Upon conversion, any accrued liquidation preference will be extinguished and will not convert into equity of Parent or otherwise remain an obligation of the Company. The initial A-2 Conversion Price will be set such that the aggregate Preferred A-2 is convertible into approximately[11] 57% of the total common stock of Parent, subject to dilution for the MIP and the New Warrants.

Voting	The Preferred A-2 will be non-voting.

Covenants

•       Holders of the Preferred A-2 will be entitled to receive quarterly/annual financial statements and other customary information to be agreed.

•       Holders of a to be agreed upon percentage or more of the Initial A-2 Liquidation Preference shall, upon executing a customary non-disclosure agreement with Parent, be permitted to examine Parent’s corporate, financial and operating records and discuss its affairs, finances and accounts with its management, all at reasonable times

[11]	Pending determination of full swap participation.

Annex C-1

during normal business hours upon reasonable advance notice; provided, that no such holder (or its transferee) shall be permitted to exercise such rights more than two (2) times during any calendar year.

•       Prohibition on Parent’s amending its governing documents in a manner that would materially adversely impact the rights of the holders of the Preferred A-2.

•       Certificate of designation for the Preferred A-2 will include covenants limiting Parent’s and its subsidiaries’ ability to incur indebtedness, make restricted payments, make acquisitions or investments in joint ventures, enter into affiliate transaction or incur capital expenditures, all on terms substantially similar to (but no more restrictive than) the terms of such covenants as they appear in the New Credit Agreement, and the breach of which would entitle the holder to assert contractual remedies against Parent (including seeking injunctive relief).

•       Parent shall agree to commence and diligently pursue (and shall agree to engage a nationally recognized investment bank for such purpose) a sales process if requisite approval from the Applicable Regulators for the Change of Control has not been obtained by June 30, 2015 (and shall cause such investment bank to deliver a fairness opinion with respect to any transaction Parent seeks to consummate as a result of such sales process).

Board Observer Rights	Each person or group of persons holding New Preferred Stock with liquidation preference in excess of 30% of the sum of the Accrued A-1 Liquidation Preference, the Accrued A-2 Liquidation Preference and the Accrued B Liquidation Preference shall have the right to appoint one (1) Board Observer. Each Board Observer shall, subject to executing a customary non-disclosure agreement with Parent, be entitled to attend Parent Board meetings (it being understood that Board Observers shall not be entitled to vote as a member of the Parent Board) and have his or her reasonable expenses of participating in Parent Board meetings reimbursed by the Company.

Ranking	The Initial A-2 Liquidation Preference will be pari passu with the Accrued A-1 Liquidation Preference and the Initial B Liquidation Preference upon the occurrence of a Liquidation Event.

Annex C-2

Annex D

Preferred B Term Sheet

Dividends	None.

Liquidation Preference	The liquidation preference shall initially be approximately $219 million[1] (the “Initial B Liquidation Preference”) and will accrue annually at 20% per annum (the accrued liquidation preference, after giving effect to any such payments, the “Accrued B Liquidation Preference”). The Accrued B Liquidation Preference will be payable upon a Liquidation Event, but not on a Company Sale, provided that such Liquidation Event occurs prior to the conversion of the Preferred B to common stock. In the event of a Company Sale prior to the conversion of the Preferred B to common stock, the Accrued B Liquidation Preference will be reduced or increased, as the case may be, to the amount that the holders thereof would have received in such Company Sale had the Preferred B been converted to common stock immediately prior to such Company Sale, and such amount shall become payable upon such Company Sale.

Conversion	The Preferred B will be mandatorily convertible, in whole, into common stock of Parent at a rate (the “B Conversion Price”) of Initial B Liquidation Preference per share of common stock that is subject to customary adjustments/anti-dilution protections upon (i) Parent’s obtaining requisite approval from the Applicable Regulators for the Change of Control and (ii) due authorization of the common stock into which the New Preferred converts. Upon conversion, any accrued liquidation preference will be extinguished and will not convert into equity of Parent or otherwise remain an obligation of the Company. The initial B Conversion Price will be set such that the aggregate Preferred B is convertible into approximately[2] 19% of the total common stock of Parent, subject to dilution for the MIP and the New Warrants.

Voting	The Preferred B will be non-voting.

Covenants

•       Holders of the Preferred B will be entitled to receive quarterly/annual financial statements and other customary information to be agreed.

•       Holders of a to be agreed upon percentage or more of the Initial B Liquidation Preference shall, upon executing a customary non-disclosure agreement with Parent, be permitted to examine Parent’s

[1]	Assuming unanimous consent, the amount will be equal to the principal amount of Notes as of today, plus accrued interest through September 30, 2014, to the extent not paid in cash prior to the Restructuring Effective Date.
[2]	Pending determination of full swap participation.

Annex D-1

corporate, financial and operating records and discuss its affairs, finances and accounts with its management, all at such reasonable times during normal business hours upon reasonable advance notice; provided, that no such holder (or its transferee) shall be permitted to exercise such rights more than two (2) times during any calendar year.

•       Prohibition on Parent’s amending its governing documents in a manner that would materially adversely impact the rights of the holders of the Preferred B.

•       Certificate of designation for the Preferred B will include covenants limiting Parent’s and its subsidiaries’ ability to incur indebtedness, make restricted payments, make acquisitions or investments in joint ventures, enter into affiliate transaction or incur capital expenditures, all on terms substantially similar to (but no more restrictive than) the terms of such covenants as they appear in the New Credit Agreement, and the breach of which would entitle the holder to assert contractual remedies against Parent (including seeking injunctive relief).

•       Parent shall agree to commence and diligently pursue (and shall agree to engage a nationally recognized investment bank for such purpose) a sales process if requisite approval from the Applicable Regulators for the Change of Control has not been obtained by June 30, 2015 (and shall cause such investment bank to deliver a fairness opinion with respect to any transaction Parent seeks to consummate as a result of such sales process).

Board Observer Rights	Each person or group of persons holding New Preferred Stock with liquidation preference in excess of 30% of the sum of the Accrued A-1 Liquidation Preference, the Accrued A-2 Liquidation Preference and the Accrued B Liquidation Preference shall have the right to appoint one (1) Board Observer. Each Board Observer shall, subject to executing a customary non-disclosure agreement with Parent, be entitled to attend Parent Board meetings (it being understood that Board Observers shall not be entitled to vote as a member of the Parent Board) and have his or her reasonable expenses of participating in Parent Board meetings reimbursed by the Company.

Ranking	The Initial B Liquidation Preference will be pari passu with the Accrued A-1 Liquidation Preference and the Initial A-2 Liquidation Preference upon the occurrence of a Liquidation Event.

Annex D-2

Exhibit B

Transfer Agreement

The undersigned (“Transferee”) hereby acknowledges that it has read and understands the Restructuring Support Agreement (the “Agreement”), dated as of September 4, 2014, by and among the Companies, the Consenting Creditors and the Consenting Shareholders, including the transferor to the Transferee (the “Transferor”) of any (A) Revolving Exposure, (B) Tranche C-2 Term Loan Exposure, (C) Tranche C-3 Term Loan Exposure, (D) Swap Exposure (together with the foregoing sub-clauses (A) through (C), the “Credit Agreement Claims”), (E) Cash Pay/PIK Notes, (F) PIK Notes (together with the foregoing sub-clauses (A) through (E), the “Subject Claims”) and (G) equity interests in Parent (the “Subject Interests”), and agrees to assume, be bound by and timely perform all of the terms and provisions of the Agreement (as the same may be hereafter amended, restated or otherwise modified from time to time) to the extent Transferor was thereby bound, and shall hereafter be deemed to have all of the rights and obligations of, and to be, a Consenting Revolving Lender (in the case of transfers of Revolving Exposure), Consenting Term Lender (in the case of transfers of Tranche C-2 Term Loan Exposure or Tranche C-3 Term Loan Exposure), Consenting Creditor (in the case of transfers of Swap Exposure), Consenting Noteholder (in the case of transfers of Notes) or Consenting Shareholder (in the case of transfers of equity interests in Parent), as applicable, for all purposes under the Agreement. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement, a copy of which, together with the Term Sheet (as defined in the Agreement), is attached hereto as Exhibit A.

With respect to all Subject Claims and Subject Interests held by the Transferee, and all related rights and causes of action arising out of or in connection with or otherwise relating to such Subject Claims and Subject Interests, the Transferee hereby makes all of the representations and warranties of a Restructuring Support Party (as applicable) as set forth in the Agreement, including, without limitation, the representations and warranties set forth in Sections 5 and 6 of the Agreement, as applicable.

The Transferee specifically agrees (i) to be bound by the terms and conditions of all documents governing the Subject Claims and Subject Interests transferred to it by Transferor, as applicable, and the Agreement and (ii) to be bound by the vote of the Transferor if cast prior to the effectiveness of the Transfer of any Subject Claim and/or Subject Interest.

Date: Executed:                     , 2014

Print name of Transferee

Name:

Title:

Address:

Attention:

Telephone:

Facsimile:

Subject Claims Transferred

Claim	Amount
Revolving Exposure[1]	$
Tranche C-2 Term Loan Exposure[2]	$
Tranche C-3 Term Loan Exposure[2]	$
Swap Exposure[3]	$
Cash Pay/PIK Notes[2]	$
PIK Notes[2]	$

Subject Interests Transferred

Equity Interests in Education Management Corporation (Number of shares)

[1]	Prior to the termination of a Lender’s Revolving Commitment (as defined in the Credit Agreement), Revolving Exposure means such Lender’s Revolving Commitment.
[2]	Prior to the termination of a Lender’s Revolving Commitment (as defined in the Credit Agreement), Revolving Exposure means such Lender’s Revolving Commitment.
[3]	Swap Exposure for a given swap is equal to the Swap Termination Value (as defined in the Credit Agreement) in respect of such swap.

Exhibit C

Additional Indemnification Terms

INDEMNITY AGREEMENT

This INDEMNITY AGREEMENT (this “Agreement”) is made as of September 4, 2014, by and between each of the Lenders party to the Restructuring Support Agreement (as defined herein) (collectively hereinafter referred to as the “Consenting Lenders”), and U.S. Bank National Association, as Administrative Agent and Collateral Agent (collectively, in such capacities, the “Agent”) under the Credit Agreement (as defined herein).

All capitalized terms used but not defined herein shall have the meanings given to them in that certain Second Amended and Restated Credit Agreement, dated as of February 13, 2007, as amended and restated as of December 7, 2010, by and among Education Management LLC (the “Company”), U.S. Bank National Association, as Administrative Agent on behalf of the Lenders described therein (as successor to BNP Paribas) and as Collateral Agent on behalf of the Secured Parties described therein (as successor to BNP Paribas), each of the other Credit Parties described therein and the Lenders party thereto from time to time (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

Preliminary Statements:

A. Under the Credit Agreement, the Consenting Lenders constitute the Requisite Lenders;

B. The Consenting Lenders are parties to that certain Restructuring Support Agreement, dated as of the date hereof (as may be amended, supplemented, amended and restated, replaced or otherwise modified from time to time, the “Restructuring Support Agreement”) with the Company and affiliates of the Company;

C. Pursuant to Section 4.01(c) of the Restructuring Support Agreement and the provisions of Section 9.3(b) of the Credit Agreement, and exercising their rights under the Credit Agreement as Requisite Lenders, the Consenting Lenders:

(i) have authorized and directed the Agent (the “Initial Direction”), among other things, to enter into, perform and take actions (or not take action) consistent with the Restructuring Support Agreement; and

(ii) may provide to the Agent, from time to time, certain additional directions with respect to the foregoing to exercise (or not to exercise) certain rights and remedies which the Agent now has or may hereafter have under the Credit Agreement or at law or in equity, as may be given at any time by the Consenting Lenders pursuant to the Credit Agreement and Section 4.05 of the Restructuring Support Agreement, as directed in writing (including electronic mail) by the Consenting Lenders or their authorized representative (the “Additional Directions”), which Additional Directions may be given orally or in writing by the Consenting Lenders or their authorized representative in accordance with the Credit Agreement and Section 4.05(c) of the Restructuring Support

Agreement; provided, that it is mutually understood that the Agent may refuse to follow any direction from or take any action advised by the Consenting Lenders or their authorized representative that, in its opinion or the opinion of its counsel, may expose the Agent or any of its Affiliates to liability or that is contrary to any Credit Document, court order or applicable law, including for the avoidance of doubt, any Debtor Relief Law (the Initial Direction and the Additional Directions, together with any such additional directions which the Consenting Lenders may hereafter deliver to the Agent from time to time in accordance with the Credit Agreement and Section 4.05(c) of the Restructuring Support Agreement, are hereinafter sometimes referred to collectively as the “Restructuring Directions”); and

D. In accordance with the provisions of Section 9.6 of the Credit Agreement, and as a condition precedent to the Agent complying with such Restructuring Directions, the Agent has requested that the Consenting Lenders enter into this Agreement;

NOW, THEREFORE, in order to induce the Agent to comply with such Restructuring Directions, and in consideration thereof, and in consideration of the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Consenting Lenders and Agent hereby agree as follows:

1. Representations, Warranties and Certifications. Each Consenting Lender hereby represents, warrants and certifies to the Agent that (i) it is a Lender under the Credit Agreement and currently holds the outstanding percentage of Loans and Commitments set forth below its signature to the Restructuring Support Agreement; (ii) it is duly organized, validly existing and in good standing under the laws of the state or country of its formation, and has the power and authority, and the legal right, to enter into this Agreement and to perform all of its obligations hereunder; (iii) this Agreement has been executed and delivered by a duly authorized officer or director of such Consenting Lender; and (iv) this Agreement constitutes a legal, valid and binding obligation of such Consenting Lender, enforceable against such Consenting Lender, in accordance with its terms except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law)

2. Reimbursement, Compensation and Indemnification.

2.1 Indemnity. Subject to the limitations set forth in this Section 2.1 and in Section 2.2 below, each Consenting Lender, in proportion to (and in an amount that shall not exceed) its Consenting Lender Pro Rata Share (as defined below) (as determined as of the time such indemnity is sought, it being understood and agreed that if any Revolving Commitment Termination Date shall have occurred, with respect to the affected Class of Revolving Loans or Revolving Commitments, such determination shall be made immediately prior to giving effect thereto), does hereby irrevocably, unconditionally agree to pay, reimburse and be liable to the Agent and its officers, directors, employees, agents, advisors, successors, and assigns (collectively, the “Indemnified Persons” and each, an “Indemnified Person”), on demand for, and to indemnify and hold harmless each such Indemnified Person from and against, any and all losses, liabilities, judgments, claims, causes of actions, damages (including consequential damages or any punitive damages payable to any third party or the Consenting Lenders, but excluding any consequential damages in the form of lost profits of any Indemnified Person), costs (including court costs), expenses, fees (including reasonable legal fees, costs and expenses (including counsel fees and disbursements, including those incurred on appeal, post-trial or in resolving the entitlement to or amount of an attorney’s fee award)), penalties, disbursements, and liabilities of any kind or character whatsoever, and whether brought by or involving any third party or the Consenting Lenders (collectively, “Losses”) which any such Indemnified Person now or hereafter incurs or otherwise sustains, and which in any way, directly or indirectly, arise out of, relate to, or concerns, any of the following matters (hereinafter referred to collectively as the “Indemnified Matters” and each singly as an “Indemnified Matter”):

(i) any Restructuring Directions (including, without limitation, (a) any action taken or not taken by the Agent or any other Indemnified Person in connection with the Restructuring Support Agreement or (b) any other action (or forbearance from other action) taken by the Agent or any of the other Indemnified Persons, in each case, whether pursuant to, in compliance with, as provided in, or otherwise in response to, any Restructuring Directions or any part thereof); or

(ii) any determination that the Agent or any other Indemnified Person breached its duties under the Credit Agreement or any of the other Credit Documents as a result of relying upon or complying with any Restructuring Directions or any part thereof; or

(iii) any enforcement by any Indemnified Person of this Agreement; or

(iv) any action taken or not taken by the Agent with respect to any matter as to which the Agent shall have requested, but not timely received, clarification, modification or supplementation of any Restructuring Directions; or

(v) any litigation, claims, causes of actions, arbitration or other proceeding or investigation relating to, arising out of, or in connection with, any Restructuring Directions;

provided, however, the foregoing indemnity (“Indemnity”) shall not apply to any Losses that are incurred by an Indemnified Person as a result of a final determination by a court of competent jurisdiction that is not subject to review on appeal that such Losses are the result of such Indemnified Person’s gross negligence, willful misconduct or bad faith, in each case after giving effect to all applicable exculpatory provisions, immunities, and protections available to such Indemnified Person under the Credit Agreement and the other Credit Documents (including, without limitation, those exculpatory provisions, immunities, and protections set forth in Sections 9.2, 9.3 and 9.6 of the Credit Agreement); and further provided, however, notwithstanding any other provision contained in this Agreement to the contrary, the Indemnity shall in all events include, but shall not be limited to, any Loss in any way arising out of, related to, or in connection with, directly or indirectly any allegation, claim, litigation, arbitration, other proceeding, finding, inquiry or investigation concerning whether any aspect of the sale, liquidation or other disposition of any of the Collateral pursuant to the Restructuring Directions was not commercially reasonable (as such term is defined or used in Sections 9-610(b) and 9-627 of the UCC) or was not in compliance with the applicable provisions of the Credit Agreement or any of the other Credit Documents. Subject to Section 2.2 below, the Indemnity authorized herein shall be in addition to any other remedies, relief or indemnifications available to each Indemnified Person.

For purposes of this Section 2, “Consenting Lender Pro Rata Share” means the percentage obtained by dividing (A) an amount equal to the sum of the Tranche C Term Loan Exposure, the Tranche C-2 Term Loan Exposure, the Revolving Exposure and the New Term Loan Exposure of such Consenting Lender, by (B) an amount equal to the sum of the aggregate Tranche C Term Loan Exposure, the aggregate Tranche C-2 Term Loan Exposure, the aggregate Revolving Exposure and the aggregate New Term Loan Exposure of all Consenting Lenders. For the avoidance of ambiguity, the liability of each Consenting Lender shall be several, not joint, and shall not exceed its Consenting Lender Pro Rata Share.

2.2 Limitation on Indemnity. Anything in this Agreement to the contrary notwithstanding, the Indemnity authorized herein shall only be applicable and enforceable by an Indemnified Person against one or more Consenting Lenders to the extent that such Indemnified Person, (i) after having exhausted all rights and remedies against the Credit Parties pursuant to Sections 10.2 and 10.3 of the Credit Agreement, has not been reimbursed in full by the Credit Parties for its Losses and (ii) after having exhausted all rights and remedies against the Lenders pursuant to Section 9.6 of the Credit Agreement, has not been reimbursed in full by the Lenders for any remaining Losses.

2.3 Indemnified Persons - Limitation on Liability. The Consenting Lenders hereby agree for the benefit of the Indemnified Persons that none of the Indemnified Persons shall have any liability to the Consenting Lenders or any Person asserting claims on behalf of or in right of the Consenting Lenders arising out of or in connection with the Indemnified Matters, except to the extent that a final determination by a court of competent jurisdiction that is not subject to review on appeal determines that such Losses are the result of such Indemnified Person’s gross negligence, willful misconduct or bad faith in acting under, or performing the services that are the subject of, the Restructuring Directions.

2.4 Rights of Subrogation. To the extent that any Consenting Lender makes payment to any Indemnified Person under this Agreement, then such Consenting Lender shall become subrogated to the rights of the Agent under the Credit Agreement to obtain reimbursement from the Company therefore or from any money or property collected by the Agent to the extent such money or property is available for such use under the Credit Agreement.

3. Agent’s Duties and Rights. Each Consenting Lender acknowledges and agrees that nothing contained in this Agreement or in any Restructuring Direction shall alter the rights and obligations of the Agent under the Credit Agreement and the other Credit Documents. The Agent hereby expressly reserves any rights and remedies that it may now or hereafter have under the Credit Agreement or any of the other Credit Documents or at law or in equity to seek such instruction or clarification from any court of competent jurisdiction as the Agent may deem necessary or otherwise appropriate in connection with, or in order to facilitate or effectuate, the Restructuring Directions in accordance with the applicable provisions of the Credit Agreement.

4. Miscellaneous.

4.1 Counterparts. This Agreement may be executed in any number of counterparts and each thereof shall be deemed to be an original; all such counterparts shall constitute but one and the same instrument.

4.2 Notices. All notices, requests and demands to or upon the respective parties hereto to be effective shall, unless otherwise expressly provided herein, be in writing (including by facsimile or email transmission), and shall be deemed to have been duly given when delivered by hand, or when sent by facsimile transmission, answer back received, or when sent by email, on the date of transmission (provided that no “out of office” return message has been received), or on the first Business Day after delivery to any overnight delivery service, freight prepaid, or three (3) Business Days after being sent by certified or registered mail, return receipt requested, postage prepaid, and addressed as follows, or to such other address as may be hereafter notified by the respective parties hereto:

(a) if to the Consenting Lenders, to (who will forward copies of such notices to the Consenting Lenders):

Milbank, Tweed, Hadley & McCloy LLP

601 South Figueroa Street

Los Angeles, CA 90017

Attention: Gregory A. Bray

Facsimile:

Telephone:

Email:

(b) If to the Agent, to:

U.S. Bank National Association, as Administrative Agent and Collateral Agent

300 Delaware Avenue, 9th Floor

Wilmington, DE 19801

Attention: James A. Hanley

Facsimile:

Telephone:

Email:

with a copy to (which shall not constitute notice):

Pillsbury Winthrop Shaw Pittman LLP

1540 Broadway

New York, NY 10036

Attention: Bart Pisella

Facsimile:

Telephone:

Email:

4.3 No Waivers. The failure or delay of a party in exercising any right granted it hereunder shall not constitute a waiver of any such right, and any single or partial exercise of any particular right by such party shall not exhaust the same or constitute a waiver of any other right provided herein.

4.4 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective representatives, successors and assigns. Additional Lenders may become signatories of this Agreement by executing a counterpart hereto. The Indemnity shall continue notwithstanding a Consenting Lender ceasing to be a Lender unless (and to the extent) the obligations of such Consenting Lender hereunder (or portion thereof) are duly assigned to and assumed by another Lender in a writing, form and substance reasonably acceptable to the Agent as provided above.

4.5 Amendments. This Agreement may be amended or modified only in a written document signed by all of the parties hereto.

4.6 Interpretation of Agreement. Should any provision of this Agreement require interpretation or construction, it is agreed by the parties hereto that the court, administrative body, or other entity interpreting or construing this Agreement shall not apply a presumption that the provisions thereof shall be more strictly construed against one party by reason of the rule of construction that a document is to be construed more strictly against the party who itself or through its agents prepared the same, it being agreed that all parties or their respective attorneys and agents have fully participated in the preparation of all provisions of this Agreement.

4.7 Governing Law; Consent to Jurisdiction; Service of Process. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CHOICE OF LAWS PRINCIPLES THEREOF THAT WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION. If any party hereto commences a suit, action or proceeding arising out of or relating to this Agreement, each of the parties irrevocably agrees that the United States District Court for the Southern District of New York shall have exclusive jurisdiction to hear and determine any such suit, action or proceeding and, for such purposes, irrevocably submits to the jurisdiction of such court. If the United States District Court for the Southern District of New York lacks federal subject matter jurisdiction with respect to any such suit, action or proceeding, each of the parties hereto irrevocably agrees that any state court sitting in the City of New York shall have exclusive jurisdiction to hear and determine any such suit, action or proceeding and, for such purposes, irrevocably submits to the jurisdiction of such courts. The Consenting Lenders and the Agent irrevocably waive, to the fullest extent permitted by law, any objection to any suit, action or proceeding that may be brought in connection with this Agreement in such courts whether on the grounds of venue, residence or domicile or on the ground that any such suit, action or proceeding has been brought in an inconvenient forum. The Consenting Lenders and the Agent agree that final judgment in any such suit, action or proceeding brought in such court shall be conclusive and binding upon the Consenting Lenders and the Agent, as the case may be, and may be enforced in any court to the jurisdiction of which they are subject, by a suit upon judgment. The Consenting Lenders and the Agent waive service of process in New York and agree to be served by registered mail, return receipt requested, at their respective addresses, as set forth in Section 4.2 above.

4.8 Agent’s Execution. U.S. Bank National Association is entering into this Agreement solely in its capacity as Administrative Agent and Collateral Agent under the Credit Agreement and not in its individual capacity. In entering into or taking action (or forbearing from action) under this Agreement, the Agent shall have the rights, immunities and other protections granted to it under the Credit Agreement.

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IN WITNESS WHEREOF, subject to the Consenting Lenders’ execution of the Restructuring Support Agreement (which execution also shall be deemed such Consenting Lenders’ execution of this Agreement), the undersigned has caused this Agreement to be executed as of the date first above written.

AGENT:

U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity, but solely as Administrative Agent and Collateral Agent

By:
Name:
Title: